LEASE

                              111 SMITH RANCH ROAD
                             San Rafael, California


         THIS LEASE, dated for reference purposes only, the fifth day of September, 1991, between

                  111 PARTNERS, (hereafter "Landlord")
                  and whose address is:
                  50 Bon Air Center, Suite 140
                  Greenbrae, California 94904

         and FAIR, ISAAC AND COMPANY, INCORPORATED,
                   (hereafter "Tenant")
                  and whose address is:
                  120 North Redwood Drive
                  San Rafael, California 94903-1996

         (a) Demise. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord those certain premises (the "Premises") described as follows:

                  The real property described in Exhibit "A' and the office building to be known as 111 Smith Ranch Road in San Rafael, California (the "Building"), and shown on the site plan marked Exhibit "B," comprising approximately 26,678 square feet ("Tenant's Leasable Area") to be constructed by Landlord in accordance with paragraph 8 below.

         (b) Terms, Covenants and Conditions. The parties agree that this lease is made upon the following terms, covenants and conditions:

1.       TERM:

         (a) The term of this Lease shall commence on the later of (i) delivery by Landlord of the Final Completion Notice described in paragraph 9 of the Leasehold Improvements Agreement (Exhibit "D") or (ii) ninety (90) days following the Delivery Date described in paragraph 4(e) of the Leasehold Improvements Agreement (subject to extensions to which tenant may be entitled under paragraph 4(b) of the Leasehold Improvements Agreement) (the "Construction Period"). The commencement date is hereinafter referred to as the "Commencement Date," The term of this Lease shall expire at midnight June 30, 2001 unless Tenant shall exercise the option to renew provided for herein.

         (b) Landlord shall use reasonable efforts to substantially complete those improvements referred to in the Leasehold Improvements Agreement as "Landlord's Work" and to deliver possession of the Premises to Tenant by April 1, 1992 ("Delivery Date").

         The Delivery  Date may be extended on account of delays as set forth in
Article 11 of the Leasehold Improvements Agreement

                                       1                           Exhibit 10.13

2.       MINIMUM RENT:

         a) Tenant and Landlord have entered into a loan agreement concurrently with the execution of this Lease whereby Tenant has agreed to loan Landlord funds to be used for the construction of the Building. Said loan will be represented by a note ('Note") secured by a deed of trust encumbering the Premises. Tenant agrees to pay Landlord monthly rent equal to the monthly payments payable under the Note including both principal and interest, commencing upon the Commencement Date and continuing throughout the term of this Lease. In the event the loan is not fully funded upon commencement of the lease term and monthly installments are increased to provide for repayment of additional advances, concurrently with the increase in monthly note installments the monthly rent shall be increased. Monthly rent payments shall continue in the manner provided for in the Note notwithstanding any prepayment by Landlord of the Note. Such monthly rent is herein referred to as the "Note Rent."

         (b) In addition to the Note Rent Tenant promises to pay monthly rent as set forth below for the use of the land ("Land Rent") as follows:

                  First twelve months of the term:           $3,750.00 per month
                  Second twelve months of the term:          $5,417.00 per month
                  Third twelve months of the term:           $7,500.00 per month
                  Fourth twelve months of the term:          $7,917.00 per month
                  Fifth twelve months of the term:           $8,333.00 per month
                  Sixth twelve months of the term:           $9,167.00 per month

         During the Seventh twelve months of the term, the land rent shall be the greater of $9,167,00 per month or $9,167 per month multiplied by a fraction the numerator of which is the Index (as hereinafter defined) published nearest but prior to the 73rd month of the term and the denominator of which is the Index published for the month of June 1991.

         Commencing with the 85th month of the term and at the end of each twelfth (12th) month thereafter during the term of this Lease, the Land Rent for the ensuing twelve (12) month period (the "Adjustment Period".) shall be an amount equal to the greater of (i) the Land Rent in effect immediately prior to the commencement of such Adjustment Period (without regard to any temporary abatement of rental then in effect pursuant to the provisions of this Lease), or
(ii) the product obtained by multiplying the Land Rent in effect immediately prior to the commencement of such Adjustment Period (without regard to any temporary abatement of rental then in effect pursuant to the provisions of this Lease) by a fraction, the numerator of which is the Index published nearest but prior to the commencement date of such Adjustment Period and the denominator of which is the Index published for the month which is twelve (12) months earlier.

         The term "Index" as used herein shall mean the Consumer Price Index For All Urban Consumers, San Francisco-Oakland-San Jose, 1982-84 = 100, published by the Bureau of Labor Statistics of the U.S. Department of Labor. If the Bureau of Labor Statistics revises the above Consumer Price Index, the parties agree that the Bureau of Labor Statistics will be the sole judge of the comparability of successive indexes.

         (c) The total of the Note Rent and the Land Rent is referred to herein as the Minimum Rent. Tenant agrees to pay the Minimum Rent to Landlord without offset or deduction (except as

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


provided herein), prior notice or demand in advance at Landlord's address on the first day of each month commencing upon the commencement of the lease term and continuing upon the first day of each calendar month thereafter throughout the lease term. If Tenant's obligation to pay rent commences other than on the first day of a calendar month, the first month's Minimum Rent shall be prorated accordingly and paid at the commencement of the obligation to pay rent.
Landlord's address shall be as set forth above, or as from time to time designated by Landlord to Tenant in writing. Upon Landlord's request, Tenant will co-sign Landlord's written confirmation of the lease commencement date and the Note Rent.

         (d) Tenant shall make payment of Minimum Rent and other payments to Landlord in lawful money of the United States; provided, if any such payment made by a check, draft or money order is returned to Landlord due to insufficient funds, or otherwise, Landlord shall have the right, at any time thereafter, upon written notice to Tenant, to require Tenant to make all subsequent payments in cash, by cashier's certified check, wire transfer or by money order.

         (e) It is expressly understood and agreed that Tenant's timely payment of Minimum Rent and all other rents, charges and amounts of any kind provided in this Lease is an unconditional obligation of Tenant, and one on which Landlord is relying in order to meet the financial obligations of the Building. Tenant's obligation to pay shall be continuous throughout the term of the Lease, even during the pendency of any dispute resolution process which may arise during the term hereof.


3.       ADDITIONAL RENT, LATE CHARGE AND DEFAULT INTEREST:


         (a) All taxes, insurance premiums, maintenance charges, and other costs and expenses payable hereunder by Tenant (together with any late charge or interest that may accrue thereon in the event of Tenant's failure to pay the same) and all damages, costs and expenses which Landlord may incur by reason of Tenant's default hereunder shall be deemed to be "Additional Rent'. In the event of non-payment by Tenant of any Additional Rent, Landlord shall have all of the rights and remedies with respect thereto as Landlord has for the non-payment of Minimum Rent. The term "rentals" or "rental" as used in this Lease shall mean Minimum Rent, and Additional Rent.

         (b) Tenant acknowledges that the late payment by Tenant of any rentals due hereunder will cause Landlord to incur certain costs and expenses not contemplated under this Lease, the exact amount of which will be extremely difficult or impractical to ascertain. Such costs and expenses include, without limitation, administrative and collection costs and processing and accounting expenses. Accordingly, if any rental payable hereunder is not received by Landlord from Tenant within ten (10) days after notice that the same is overdue, Tenant shall immediately pay to Landlord, without prior notice or demand. a late charge equal to four percent (4%) of the amount then delinquent. Landlord and Tenant agree that this late charge represents a reasonable estimate of such costs and expenses and is fair compensation to landlord for its losses sustained by reason of Tenant's failure to make timely payment. In no event shall this provision for the payment of a late charge be deemed to grant to Tenant a grace period or extension of time within which to pay any rental due hereunder or prevent Landlord from exercising any right or remedy available to Landlord upon Tenant's failure to pay such rental when due, including the right to terminate this Lease.

         (c) If any rental  remains  delinquent for a period in excess of thirty
(30) days, in addition to
the late charge provided hereinabove, Tenant shall pay to Landlord interest on any rental that is not paid when due at the lesser of twelve percent (12%) per annum or the maximum interest rate permitted by law, from the 30th day following the date such amount became due, until paid.

         (d) If Tenant shall fail to pay Minimum Rent within ten (10) days following the due date thereof on any three (3) or more occasions during any twelve (12) month period during the lease term, Landlord shall have the right, in addition to any other rights or remedies it may have hereunder, to require Tenant thereafter to pay Minimum Rent in quarterly installments in advance.

4.       RESERVE FOR RE-LEASING AND SECURITY DEPOSIT:

         (a) Tenant shall pay to Landlord a monthly amount upon the first anniversary of the Commencement Date and continuing upon the first day of each calendar month thereafter, an amount which with accrued interest shall be sufficient to create the Re-leasing Reserve at the end of the lease term. The monthly payments shall be deposited into a separate federally insured interest bearing trust account or accounts. Such accounts shall remain Tenant's funds subject to Landlord's rights under this paragraph 4.

         (b) The Re-leasing Reserve shall be equal to the sum of the following:

                  1. Twelve monthly payments due under the Note payable to Tenant (whether or not the Note shall have been prepaid.)

                  2. Real property taxes, personal property taxes, and any assessments payable for the 12-month period commencing at the expiration of the lease term ('Reserve Term").

                  3. Insurance premiums for fire and extended coverage and public liability insurance payable for the Reserve Term.

                  4. Estimated costs of maintenance and repair of the Premises during the Reserve Term.

         (c) Landlord may pay from the Re-leasing Reserve after termination of this lease all of the costs and expenses included in the Releasing Reserve until the Re-leasing Reserve is fully expended or eighty-five (85) percent of the Tenant's Leasable Area has been re-leased. Landlord shall deliver to Tenant a monthly accounting of all amounts paid from the Re-leasing Reserve. Any balance remaining shall be returned to Tenant. Said payments of costs may extend for more than one (1) year following the expiration of this lease, but shall not include any costs or expenses payable by new tenants in the Premises.

         (d) This paragraph sets forth the calculation of the monthly amount paid by Tenant to Landlord to create the Re-leasing Reserve and Security Deposit defined above. The monthly payment shall be determined by Landlord as provided herein during the first full calendar month of the term, and then recalculated every twelve (12) months thereafter throughout the term of this Lease. Upon Landlord's determination of the monthly amount, Landlord shall promptly notify Tenant, who shall commence payment of said monthly amount beginning with the first day of the immediately following calendar month.

                  The Re-leasing Reserve ("RLR") amount at the end of the initial lease term shall be:

                  LP + (OM x (1 + C/100) n) = RLR

Where LP is the total of the monthly loan payments under the note payable to Tenant during the previous twelve (12) months, OM is the total of average annual operation and maintenance costs as defined in paragraphs 4(b)2 through 4(b)4 based on known and estimated costs for the previous twelve months, C is the percentage change in the Consumer Price Index For All Urban Consumers, San Francisco-Oakland Area-San Jose (1982-1984 = 100) ("Index") during the last twelve months, and N is the number of months remaining until expiration of the initial term of this Lease divided by twelve.

                  The payment (MPRLR) into the reserve shall be:

                  (RLR - (CB x (1 + 1/100) n)             100            = MPRLR
                                               ------------------------
                                               ((1 + 1/100 ) n -1) x 12

where I is the average annual percentage interest rate earned on the Re-leasing Reserve in all accounts during the previous twelve months, CB is the current balance including accrued interest in the Re-leasing Reserve account, and the other figures are as defined in paragraph (2) above. For the first calculation, the parties agree that I shall be equal to the three-month Treasury Bill rate
(10) days prior to the Commencement Date.

                  Notwithstanding paragraphs (b) through (d), MPRLR shall not be less than zero and shall be rounded up to the nearest whole dollar.

                  For example purposes only, assume CB is $50,000, LP is $228,000, OM is $80,000, C is 5%, N is 8 and I is 7%. RLR is $346,196. MPRLR
rounded up to the nearest whole dollar is $2,115.00.

         (e) The Re-leasing Reserve shall also constitute a Security Deposit for the payment of all amounts payable by Tenant to Landlord hereunder. If Tenant shall fail to pay any sum due to Landlord, Landlord may, but shall not be required to, pay such amount from the Re-leasing Reserve. Tenant shall promptly repay to Landlord for deposit into the Re-leasing Reserve any such amount paid to Landlord.

5.       COMMON AREAS AND LANDLORD'S COST OF MAINTENANCE:

         (a) Areas within the outer property lines of the demised Premises, exclusive of the interior building areas which are exclusively leased to Tenant, and including such other areas that are the responsibility of Landlord to maintain as required by the City of San Rafael, shall be known as "Common Areas". The Common Areas shall be available for the use of by Landlord, its employees, and invitees. Notwithstanding any other provision in this Lease, Landlord shall have the right from time to time to make changes in additions to, and deletions from the Common Areas, and to alter the purposes to which any of them may be devoted, all without consent from Tenant, provided any such change, addition, deletion or alteration of purpose would not materially and adversely affect Tenant's continued ability to operate its business from the Premises in accordance with its rights under this Lease (except for temporary disruption to Tenant's business caused by construction activity). The use of the Common Areas shall at all times be subject to such reasonable rules and regulations as Landlord may establish in accordance with paragraph 15 below.

         (b) Beginning concurrently with the date of commencement of Tenant's obligation to pay Minimum Rent, Tenant shall pay the total cost of maintaining the Common Areas and all portions of the Building which Landlord is required to maintain in accordance with paragraph 9. For purposes of this paragraph 5, maintenance  costs  (collectively  "Common  Area  Charges")  shall  include  all reasonable general maintenance, upkeep, lighting, cleaning, repairs to and replacements of improvements in the Common Areas, including, but not limited to, operation, maintenance and repair of the underground utility systems, roof, canopies, awnings, and building exterior painting and maintenance, building roof repairs, fire sprinkler maintenance and inspection, repairs to the electrical system, pavement repairs and striping, central heating, ventilation and air conditioning (HVAC) maintenance, planting and landscaping, parking lot striping, pavement repairs, sealing and replacement, lighting repairs and rubbish removal, security services and police protection, including traffic control, if necessary, public liability and property damage insurance premiums for the Building, improvements required by law for the operation of the Building, insurance premiums as set forth in paragraph 26 below, personal property taxes, depreciation (if owned) or rental payments (if rented) on maintenance and operating machinery and equipment, and a Management Fee to be paid to Landlord to compensate it for the supervision of such maintenance, billing and collection of Tenant's charges. Landlord's Management Fee shall be $958 per month. Such Management Fee shall be increased in the same manner as the Land Rent as provided in paragraph 3(b) except that the adjustment shall be made annually commencing with the thirteenth month of the lease term. Expenditures for any of the foregoing which are of a capital nature, as determined in accordance with generally accepted accounting principles, such as but not limited to major parking lot rehabilitation or replacement, shall be prorated over the useful life of the improvement or facility so replaced, and there shall be included in Common Area Charges only that pro rata portion of such expenditure as is properly allocable to the lease term. Tenant shall pay Landlord the sum of $222 per month, increased annually in the same manner as Landlord's management fee, to establish a maintenance reserve. Expenditures of a capital nature shall first be paid from the maintenance reserve and only Tenant's pro rata share of the excess shall be included in Tenant's Common Area charges. Any Common Area Charges paid by Tenant which are subsequently reimbursed to Landlord by insurance or condemnation proceeds shall be reimbursed to Tenant within thirty
(30) days following Landlord's receipt of such proceeds. Any Common Area charges which relate to offsite maintenance, such as expenses relating to the adjacent pond in the open space area, shall be prorated between Landlord's Retail Center and the Premises on the basis of the rentable square footage contained in each parcel. Landlord agrees that the manner and method of operation, maintenance, upkeep and repair of the Building and Common Areas shall be in a first class manner consistent with other first class office buildings located in Marin County. All expenses shall be characterized and accounted for in accordance with generally accepted accounting principles. All reasonable costs incurred by Landlord in good faith shall be conclusive and finally binding upon Tenant.

         (c) Notwithstanding any contrary provisions of the preceding paragraph, the following costs and expenses are to be excluded from Operating Expenses:

                  1) Repairs of capital nature occasioned by fire, earthquake. windstorm, or other casualty;

                  2) Leasing commissions, accountants' or attorneys' fees and other costs and expenses incurred in connection with proposals and negotiations to lease space in the Building or legal fees or costs in connection with any particular dispute or litigation with a tenant in the Building;

                  3) Fees paid to Landlord or to subsidiaries or affiliates of Landlord for services for the Building to the extent the same exceeds the cost of such services if rendered by unaffiliated third parties on a competitive basis;

                  4)   Landlord's   general   corporate   overhead  and  general
administrative expenses;

                  5) Rentals and other related expenses incurred in the capital leasing of air conditioning systems, elevators or other Building equipment ordinarily considered to be of a capital nature, where such capital leasing is in lieu of other forms of financing the acquisitions of such systems, elevators or equipment;

                  6)       Advertising and promotional expenditures;

                  7) Penalties or fines assessed against Landlord or the Building for violations of any governmental order, law, rule or regulation applicable thereto, not caused by Tenant;

                  8) Costs of correcting material construction defects in the Building.

                  Tenant's   obligation   for  Common  Area  Charges   shall  be
determined and billed monthly by Landlord and shall be payable by Tenant within ten (10) days from the receipt of the bill.

6.       TAXES:

         Tenant shall pay at the times and in the manner set forth below, all real estate taxes, general and special assessments, license fees, levies, charges, expenses, impositions and Environmental Surcharges, as more fully described below, including any real estate tax consultant expense incurred for the purpose of maintaining equitable tax assessments on the Building so long as the engagement of such consultant, and the consultant's fee, have been approved by Tenant, payable with respect to the Premises and the Common Areas as follows:

         (a) "Real estate taxes, general and special assessments, license fees, charges, expenses, impositions" shall mean such taxes, assessments, levies and charges levied, assessed or imposed:

                  (i) upon or with respect to, or which shall be or may become liens upon the Premises, the Building, or any portion of them or any interest of Landlord in them or under this Lease specifically excluding only payments due for the Smith Ranch subdivision improvement bonds now a lien upon the Premises:

                  (ii) upon or against, or which shall be measured by, or shall be or may because liens upon, any rents or rent income, as such, payable to or on behalf of Landlord, in connection with the Premises or any portion of them or any interest of Landlord in them; or

                  (iii) upon or with respect to the ownership, possession, leasing, operation. management, maintenance, alteration, repair, rebuilding, use or occupancy by Tenant of the

Premises or any portion of them or any building or improvement of which they are a part; or

                  (iv) upon this transaction or any document to which Tenant is a party creating or transferring an interest or any estate in the Premises; or

                  (v) upon or against Landlord or any interest of Landlord in the Premises in any manner and for any reason whether similar or dissimilar to the foregoing; under or by virtue of any present or future law, ordinance, regulation or other requirement of any governmental or quasi-governmental authority, regardless of whether now customary or within the contemplation of the parties hereto and regardless of whether resulting from increased rate and/or valuation, or whether extraordinary or ordinary, general or special, unforeseen or foreseen, or similar or dissimilar to any of the foregoing.

         (b) "Environmental Surcharge" shall mean and include any and all expenses, taxes, charges or penalties imposed by the Federal Department of Energy, Federal Environmental Protection Agency, The Federal Clean Air Act, or any regulations promulgated thereunder, or any other local, state or federal governmental agency or entity now or hereafter vested with the power to impose taxes. assessments, or other types of surcharges as a means of controlling or abating environmental pollution or the use of refuse services, energy or water in regard to the use, operation or occupancy of the Building, excluding any amounts attributable to conditions caused by Landlord or its agents or which predate the Delivery Date.

         (c) All of the items set forth in subparagraphs (a) and (b) above are sometimes collectively referred to in this Lease as "taxes."

         (d) It is the intention of the parties that insofar as it may lawfully be done, the provisions of this paragraph should be construed to provide that the amount of rent reserved to Landlord under this Lease shall be net of all taxes charges to Landlord, except such non-real estate taxes as Landlord may from time to time be required to pay on such rent in common with other ordinary income received by Landlord in the regular course of its business. In the event it shall be unlawful for Tenant to reimburse Landlord for such taxes, then the Minimum Rent payable hereunder shall be increased pro rata to net Landlord the same amount that would have been payable to Landlord prior to the imposition of any such taxes.

         (f) Beginning at the commencement of the term of this Lease, Tenant shall pay to Landlord taxes not less than twenty-one (21) days prior to the date when such taxes become delinquent. Landlord shall submit to Tenant a bill for such taxes, together with true copies of the tax bill at least thirty (30) days prior to such payment being due to Landlord. If the law expressly permits the payment of any or all of the above items in installments (whether or not interest accrues on the unpaid balance) Tenant may, at Tenant's election, utilize the permitted installment method, but shall pay each installment with interest before delinquency.

         (g) Landlord shall advise Tenant promptly of all notices pertaining to taxes. Notwithstanding anything to the contrary in this Lease, Tenant shall have the right to contest in good faith the imposition of any tax, a portion of which is to be paid by Tenant, provided that:

                  (i) Tenant shall bear the responsibility for timely protests, legal actions, etc., as may be required for an effective protest:

                  (ii) If Landlord has paid such tax, Tenant shall not withhold its payment to Landlord of such tax; and

                  (iii) Tenant shall indemnify Landlord against any loss, cost, damage or expense which may arise from such contest by indemnity in form and content satisfactory to Landlord

                  (iv) Tenant shall pay, or cause to be paid, prior to delinquency, directly to the taxing authority, any and all taxes levied, assessed or which become payable during the lease term upon Tenant's leasehold improvements, equipment, furniture, fixtures and other personal property located in the Premises.

7.       UTILITIES:

         (a) From the commencement of the term of this Lease, and throughout the term of this Lease, Tenant shall pay for all public and other utilities and related services rendered or furnished to the Premises, including, but not limited to, water, hot water, gas, electricity, telephone, heat, light, sewer, refuse or garbage collection or disposal, and related deposits.

         (b) Tenant understands that the Marin Municipal Water District ("MMWD") which supplies water to the Building may limit the amount of water available. The allocation based on estimates by MMWD, shall be 2.08 acre feet per year for potable water and 1.1 acre feet per year for reclaimed water used for landscaping subject to such changes in allocation during the term of the Lease as the MMWD may make. If tenant's usage exceeds such allocation, tenant shall be responsible to reimburse Landlord for all penalties or surcharges which may be imposed by the MMWD on account of such excess use. If necessary to protect the water allocation available to the Building, Landlord shall have the right to terminate water service after Tenant has used the full amount available to it for the billing or other measurement period established by the MMWD. Such termination of service shall not relieve tenant of any of its obligations under this lease. Landlord Agrees that such right will not be exercisable unless Tenant has actual notice from Landlord of the amount of the current allocation, of the magnitude of Tenant's usage, and the fact that failure by Tenant to adhere to the allocation level would threaten the building's water allocation.

         (c) Landlord shall maintain the necessary mains, conduits, wires and cables to bring utilities to the Premises and the cost of such maintenance shall be included as part of Common Area Charges under paragraph 6 above.

         (d)  Landlord  shall  not  be  liable  in  damages,   consequential  or
otherwise, nor shall there be any rent abatement, arising out of any interruption whatsoever in utility services which is due to causes beyond Landlord's reasonable control, including, but not limited to fire, accident, strike, governmental authority, acts of God, or other causes beyond the reasonable control of Landlord or any temporary interruption in such service which is necessary to the making of alterations, repairs, or improvements to the Building or any part of it.

8.       CONSTRUCTION:

         (a) The work for construction of the Premises is set forth in the Leasehold Improvements Agreement (Exhibit "D"). Landlord shall have the sole responsibility for planning and executing Landlord's Work included in the Shell Plans and Specifications described in the Leasehold Improvements Agreement. Tenant shall prepare plans and specifications for Tenant Improvements and shall construct said improvements as set forth in the provisions of the Leasehold Improvements Agreement. Tenant is granted a Tenant Improvement Allance in an amount and subject to provisions set forth in the Leasehold Improvements Agreement.

         (b) All construction work required or permitted by this Lease, whether by Landlord or by Tenant, shall be done in a good and workmanlike manner, and in compliance with all applicable laws and all lawful ordinance, regulations and orders of governmental authority and insurers of the Premises. Either party may inspect the work of the other at reasonable times and shall promptly give notice to the other of observed defects.

         (c) Tenant's original installation of equipment and furnishings and all alterations and additions at any time thereafter undertaken by Tenant in accordance with Paragraph 11 below shalI be performed by licensed contractors approved by Landlord, in such a manner as to avoid any labor dispute which causes or is likely to cause stoppage or impairment of work, deliveries or any other services to the Building or any occupant thereof. In the event there shall be any such stoppage or impairment which is caused by any such labor dispute or potential labor dispute, Tenant shall immediately undertake such action as may be necessary to eliminate such dispute or potential dispute, including, without limitation, (i) removing all disputants from the job site until such time as the labor dispute no longer exists, (ii) seeking an injunction in the event of a breach of contract between Tenant and Tenant's contractor, and (iii) filing appropriate unfair labor practice charges in the event of a union jurisdictional dispute. Any work to be performed before Landlord's Work is finished shall be coordinated with Landlord's Work.

                  Before starting any work, Tenant shall (i) obtain all required licenses and permits; (ii) deliver to Landlord a statement of the names of all contractors and subcontractors and the estimated cost of all labor and material to be furnished by them; (iii) cause Tenant's contractors to carry workmen's compensation insurance covering all the contractors' and subcontractors' employees, and public liability insurance with liability limits of the least $500,000-$1,000,000, and property damage insurance with limits of $100,000, both general and vehicular (all such insurance to be written by companies licensed to do business in the State of California, and insuring Landlord and Tenant as well as the contractors); and (iv) deliver to Landlord certificates of all such insurance, providing that such insurance may not be canceled without thirty (30) days prior written notice to Landlord. Landlord shall have the right from time to time during the lease term to increase the minimum liability limits specified above, to meet changed circumstances as described in paragraph 27 below. At all times Tenant shall keep the Premises free from and clear of mechanics' liens.

9.       REPAIRS:

         Landlord shall maintain all of the demised Premises, excluding the Building, and shall maintain the roof, exterior structural walls, foundation as to load bearing integrity, fire sprinklers, electrical panels, and HVAC system. All of Landlord's costs of maintenance shall be subject to reimbursement pursuant to paragraph 5 hereof.

         Tenant shall, at its sole cost, keep and maintain (including replacements if necessary) the Building, and every part thereof (except as noted in the preceding paragraph) and all appurtenances in clean, good and sanitary order, condition and repair, and Tenant expressly waives any and all rights it might otherwise have under the law to make repairs or replacements at the expense of the Landlord. Tenant shall keep its sewers and drains (and use the same only for designated purposes) open and clear and shall keep the sidewalks and Common Areas adjacent to the Premises clean and free of all debris. Tenant agrees that it will paint, varnish, wallpaper, or otherwise redecorate or renovate the interior of the Premises and Tenant's trade fixtures when necessary to maintain the Premises in a first-class condition. Landlord for the benefit of Tenant will enforce all rights to repair or replacement of defective work under contracts for the construction of the Building or Tenant's Improvements. On the last day of the term, or at any sooner termination of this Lease, Tenant shall also surrender to Landlord the Premises in good and sanitary condition and repair, but with reasonable use, wear and tear, or damage by fire, act of God or by the elements excepted; and Tenant also agrees to remove all of its signs and trade fixtures which Tenant has the right to remove from the Premises, restoring any damage caused by such removal. Repairs to the premises required to be made by Tenant under the provisions of this lease must be completed whether or not they are due to either conditions existing upon the commencement of the lease, or use during the term of the lease.

                  During the term of this Lease Landlord shall keep in force preventative maintenance contracts with qualified contractors covering all heating and air conditioning equipment and elevator equipment which serves the Premises.

10.      ALTERATIONS:

         Tenant may, from time to time, make non-structural alterations and additions to the interior of the Premises in accordance with plans and specifications first approved in writing by Landlord which approval shall not be unreasonably withheld or delayed. Landlord may disapprove such plans if they will result in unusual expense to re-adapt the Premises to normal office use on lease termination, unless Tenant agrees to restore the Premises to its original configuration prior to lease termination. All such changes shall become at once part of the Premises and belong to Landlord. except for trade fixtures, which may be removed by Tenant, upon termination or expiration of this Lease term. Landlord can elect within thirty (30) days before expiration of the term, or within five (5) days after expiration of the term, to require Tenant to remove any alterations made by Tenant where Landlord's written approval was conditioned upon and reserved such right. If Landlord so elects, Tenant at its sole cost shall restore the premises to the condition of the premises prior the installation of such alterations designated by Landlord at its election, before the last day of the term, or within thirty (30) days after notice of the election is given, whichever is later. Tenant shall have no right to remove any fighting fixtures or any portion of the HVAC system or electrical system whether or not such equipment would otherwise be a trade fixture of Tenant.

         If Tenant makes any alterations to the premises as provided in this paragraph, the alteration shall not be commenced until three (3) working days after Landlord has received notice from Tenant stating the date the installation of the alterations is to commence so that Landlord can post and record an appropriate Notice of Non-Responsibility.

11.      SIGNS AND DECORATIONS:

         Tenant shall not place or permit to be placed, any sign, marquee, awning, decoration, window covering or other attachment on or to the roof, windows (inside or outside), doors (inside or outside), visible portions of inside walls or exterior walls of the Premises or at any other location in or adjacent to the Building without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Landlord may, without liability to Tenant, enter upon the Premises and remove any such sign, marquee, awning, decoration, window covering or attachment affixed in violation of this paragraph, and Tenant agrees to pay the cost of any such removal. Tenant shall not exhibit or affix flags, pennants, banners or similar items on or to the exterior of the Premises or the building of which the Premises are a part. Also, no advertising medium shall be utilized by Tenant which can be heard or experienced outside the Premises, including without limitation, flashing lights, searchlights, loudspeakers, phonographs, radios or television.

12.      USE:

         Tenant agrees to use and occupy the Premises continuously during the term of this Lease for General office use (including the use of computers, printers, copiers, modems and similar equipment and for shipping and receiving of supplies, materials and mail which is not inconsistent with such office use), food service for Tenant's employees and business guests, and not for any other purpose.

13.      PARKING:

         There is a cross easement between the Premises and the adjoining Retail Center for ingress and egress and for parking in the areas shown in Exhibit "B." Tenant shall not permit its employees to park in the areas designated as visitor or short-term parking in Exhibit "B." Landlord shall have the right to establish reasonable rules governing the use of the visitor or short-term parking areas including limitations on the duration of parking privileges.

14.      RULES AND REGULATIONS:

         Tenant and Tenant's employees and invitees shall faithfully observe and comply with any reasonable rules and regulations governing the Building as may from time to time be established by Landlord.

15.      COMPLIANCE WITH LAW:

         Except as otherwise provided in this Lease, Tenant, shall, at Tenant's sole cost and expense, fully, diligently and in a timely manner, comply with all "Applicable Law," which term is used in this Lease to include all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions or record, permits, the requirements of any applicable fire insurance underwriting or rating bureau, and the reasonable recommendations of Landlord's engineers and/or consultants, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill or release of any Hazardous Substance or storage tank), and (iv) traffic, circulation or parking of motor vehicles of Tenant, its employees and invitees now in effect or which may hereafter come into effect, and whether or not reflecting a change in policy from any previously existing policy. Tenant shall, within five (5) days after receipt of Landlord's written request, provide Landlord with copies of all documents and information, including, but not limited to, permits, registrations, manifests, applications, reports and certificates, evidencing lessee's compliance with any Applicable Law specified by Landlord, and shall immediately upon receipt, notify Landlord in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Tenant or the Premises to comply with any Applicable Law.

16.      PROHIBITED USES:

         (a) No use shall be made or permitted to be made of the Premises, or acts done, or materials stored or used in, which would increase the existing rate of insurance upon the building in which the Premises are located over the standard rate of insurance prevailing in the area of the Building, or cause a cancellation of any insurance policy covering all or part of such building, nor shall Tenant sell, or permit to be kept, used, or sold in or about the Premises, any article which may be prohibited by the form of fire insurance policy provided in paragraph 29(g) below, as it may provide from time to time. Tenant shall, at its sole cost and expense, comply with any and all requirements pertaining to the Premises by any insurance organization or company necessary for the maintenance of reasonable fire and public liability insurance,

         (b) From and after the date of commencement of the lease term, Tenant shall keep the Premises, and every part thereof, in a clean and wholesome condition, free from any objectionable noise, odors or nuisances, and shall comply with all health, safety and police regulations in all respects.

17.      HAZARDOUS SUBSTANCES:

A. Reportable Uses Require Consent. The term "Hazardous Substance' as used in this lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, which is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for liability of Landlord to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products, by-products or fractions thereof. Tenant shall not engage in any activity in, on or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Landlord and compliance in a timely manner (at Tenant's sole cost and expense with all Applicable Law (as defined in paragraph
13. "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or deposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority. Reportable Use shall also include Tenant's being responsible for the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Law requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Tenant may, without Landlord's prior consent, but in compliance with all Applicable Law, use any ordinary and customary materials reasonably required to be used by Tenant in the normal course of Tenant's business permitted on the Premises, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Landlord to any liability therefor. In addition, Landlord may (but without any obligation to do
so) condition its consent to the use or presence of any Hazardous Substance, activity or storage tank by Tenant upon Tenant's giving Landlord such additional assurances as Landlord, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefrom or therefore, including, but not limited to, the installation (and removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasement) and/or the deposit of an additional Security Deposit under paragraph 4 hereof.

         (b) Duty to Inform Landlord. If Tenant knows, or has reasonable cause to believe, that a Hazardous Substance, or a condition involving or resulting from same, which is a Reportable Use has come to be located in, on, under or about the Premises, other than as previously consented to by Landlord, Tenant shall immediately give written notice of such fact to Landlord. Tenant shall also immediately give Landlord a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action or proceeding given to, or received from, any governmental authority or private party, or persons entering or occupying the Premises, concerning the presence, spill, release, discharge of, or exposure to, any Hazardous Substance or contamination in, on, or about the Premises, including but not limited to all such documents as may be involved in any Reportable Uses involving the Premises.

         (c) Indemnification. Tenant shall indemnify, protect, defend and hold Landlord, its agents, employees, and the Premises, harmless from and against any and all loss of rents and/or damages, liabilities, judgements, costs, claims, liens, expenses, penalties, permits and reasonable attorney's and consultant's fees arising out of or involving any Hazardous Substance or storage tank brought onto the Premises by or for Tenant or under Tenant's control. Tenant's obligations under this Paragraph shall include, but not be limited to, the effects of any contamination or injury to person, property of the environment created or suffered by Tenant, and the cost of investigation (including consultant's and attorney's fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Landlord and Tenant shall release Tenant from its obligations under this Lease with respect to Hazardous Substances or storage tanks, unless specifically so agreed by Landlord in writing at the time of such agreement.

         Landlord shall indemnify, protect, defend and hold Tenant harmless with respect to any Hazardous Substance brought upon the Premises by Landlord or its Agents or existing upon the Delivery Date to the same extent and in the same manner.

18.      VOLUNTARY SURRENDER:

         The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, but shall, at the option of Landlord, either (i) terminate all or any existing subleases or subtenancies, or
(ii) operate as an assignment to Landlord of any or all such subleases or subtenancies.

19.      NOTICES:

         All notices to be given to Tenant may be given in writing personally or by depositing the same in the United States mail, postage prepaid, and addressed to Tenant at Tenant's address given on page 1 of this Lease, or at such other address as Tenant may indicate from time to time during the term of this Lease.

         Notice by Tenant to Landlord shall be in writing and deposited in the United States mail, postage prepaid, addressed to Landlord at the address specified on Page 1 of this lease, or such other address as Landlord may indicate from time to time during the term of this lease.

20.      DELIVERY OF POSSESSION: HOLDING OVER:

         (a) Immediately upon expiration or sooner termination of the lease term, Tenant shall vacate and deliver to Landlord possession of the Premises, and except as provided in the next sentence, all Tenant improvements and alterations, broom clean, in good condition and in substantially the same condition as they were in the commencement of this Lease, or when installed, if later, normal wear and tear excepted. Prior to such delivery, Tenant shall remove all personal property and alterations that Tenant has the right to remove or is obligated to remove under the provisions of Paragraph 11 and shall repair all damage caused and perform all restoration necessary as a result of the removal of any alterations or personal property.

         (b) If Tenant has vacated the premises Landlord may elect to retain or dispose of in any manner any alterations or personal property that Tenant does not remove from the Premises on expiration or sooner termination of the lease term as allowed or required by this Lease. Title to any such alterations or personal property that Landlord elects to retain or dispose of after Tenant has vacated the Premises shall vest in Landlord. Tenant waives all claims against Landlord for damage or injury to Tenant resulting from Landlord's retention of any such alteration or personal property and shall indemnify and hold Landlord harmless from liability for damages and all costs and expenses incurred by Landlord in defending claims to any such alterations or personal property asserted by any other person. Tenant shall reimburse Landlord upon demand for Landlord's reasonable costs of storing, removing, and/or disposing of any such alterations or personal property.

         (c) If Tenant fails to vacate and deliver possession of the Premises on the expiration or earlier termination of the lease term, as required under subparagraph (a) above, Tenant shall hold Landlord harmless from all damages resulting from Tenant's failure to so vacate and deliver possession of the
Premises, including, without limitation, claims made by a succeeding tenant resulting from Tenant's failure to vacate and deliver possession of the Premises and any rental loss suffered by Landlord. Tenant understands that the termination date of this lease was selected to occur prior to expected vacancies in other buildings in the vicinity and that consequently any delay in vacating the Premises may substantially adversely affect Landlord's ability to re-lease the Premises.

         (d) If Tenant, with Landlord's consent, remains in possession of the Premises after expiration of the lease term, such possession by Tenant shall be deemed to be a month-to-month tenancy terminable on thirty (30) days notice given at any time by either party. All provisions of this Lease, except those pertaining to term, and option to extend, if any, shall apply to the month-to-month tenancy, provided that the Minimum Rent shall be one-hundred twenty-five percent (125%) of the minimum rent payable during the last month of the lease term.

         (e) Tenant shall vacate and deliver possession of the Premises free of all liens, charges, or encumbrances resulting from any act or omission on Tenant's part and free and clear of all violations thereon placed by any federal, state, municipal or other agency or authority, and shall indemnify Landlord against any and all loss, expense, damage, costs, or attorneys' fees arising out of Tenant's failure to do so.

21.      ENTRY BY LANDLORD:

         Tenant shall permit Landlord and its agents to enter the Premises at reasonable times upon reasonable notice for any of the following purposes: to inspect the same; to maintain the Building to make repairs, alterations or additions to any portion of the Building; to post notices of non-responsibility for alterations, additions or repairs undertaken by Tenant; to install a leasing signs upon the Premises during the final one hundred twenty (120) days of the lease term; to show the Premises to prospective purchasers or lenders and, during the final one hundred eighty (180) days of the lease term, to prospective
Tenants: and to install, use and maintain pipes, ducts, conduits, wires and appurtenant meters and equipment in the Premises. Landlord may exercise such right of entry without any abatement of rent to Tenant for any loss of occupancy or quiet enjoyment of the Premises unless Landlord is negligent or acts with willful disregard of Tenant's business interests when making such entry, or if the need for such repairs arise from the negligent or willful act of Landlord, its employees or agents.

22.      LANDLORD'S CONVEYANCE:

         If during the term of this Lease Landlord, its successors or assigns, conveys all or part of its interest in the Premises, then from and after the effective date of the conveyance, Landlord shall be released and discharged from any and all obligations under this Lease with respect to the interest so conveyed, except those already accrued. If Landlord conveys, assigns and sells all its interest in the Premises to a third party, Tenant shall attorn to such party as if it had been named as Landlord under this Lease,

23.      ASSIGNMENT AND SUBLETTING:

         Tenant shall not assign this lease or sublet any portion of the Premises without the prior written consent of Landlord. No such assignment or subletting shall relieve Tenant of its obligations hereunder. Landlord shall not unreasonably withhold such consent. In determining whether or not to consent, Landlord may consider all relevant factors, including but not limited to, the financial responsibility of the proposed tenant, the nature of the tenant's business, any modifications to the building which might be required, any increased burden upon the parking facilities, traffic, water usage, or other factors which affect Landlord as the owner of the Premises and adjacent property. Tenant shall reimburse Landlord for all reasonable legal and other expenses incurred by Landlord in reviewing such requests for consent.

24.      SUCCESSORS:

         All the terms, covenants and conditions of this Lease shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of the parties hereto, and in the case of Tenant, all amounts due and payable hereunder shall be the obligation of such heirs, executors, administrators and assigns, regardless of the time period to which such amounts relate. Nothing in this paragraph shall be deemed to permit any assignment, subletting, occupancy or use contrary to the provisions of paragraph 23 above.

25.      INDEMNIFICATION AND LIABILITY INSURANCE:

         Landlord, its managing agent, and architects shall not be liable to Tenant, its officers, agents, employees, customers, invitee or third parties for loss or damage to property, including goods, wares and merchandise, for lost profits, or for injury or death to persons in, on, or about the Premises, and Tenant agrees to indemnify and hold Landlord, its managing agent, and architects harmless from and on account thereof no matter how arising or by whom caused, except for such loss or damage as may be caused by the negligence or willful act or omission of Landlord, its agents, architects or employees for which Landlord shall be liable and for which Landlord shall indemnify Tenant. Tenant acknowledges that the provisions of Paragraph 37 below require Tenant to pay all Landlord's, its managing agent's and architect's costs, expenses and fees resulting from any action associated with such loss, damage, injury or death, unless caused by Landlord's negligence or willful act.

         During the term of this Lease, Tenant shall maintain in full force and effect with insurance companies with general policy holder's rating of not less than A and a financial rating of not less than X as rated in the most current available "Best's" Insurance Reports, licensed to do business in the state in which the Building is located, comprehensive liability insurance policies applicable to the Premises and Tenant's activities, including contractual, with limits of liability per person, per occurrence and for property damage at least equal to a combined single limit policy of $1,000,000. The minimum limits specified above are the minimum amounts required by Landlord, and may be revised by Landlord from time to time, but not more frequently than once each year, when reasonably necessary to meet changed circumstances, including, without limitation (i) changes in the purchasing power of the dollar, (ii) changes indicated by the amount of plaintiffs; verdicts in personal injury actions in the State of California, or (iii) changes consistent with the standards required by Landlords of other similar buildings located in the County in which the Building is located. Such liability insurance shall be primary and not contributing to any insurance carried by Landlord, and Landlord's insurance (if any) shall be in excess thereof.

         Tenant shall cause Landlord and its managing agent to be named as additional insured, and certificates evidencing such coverage and providing that the insurance may not be cancelled without thirty (30) days' prior written notice to Landlord shall be delivered to Landlord prior to Tenant taking possession of the Premises or entering to commence fixturization.

26.      INSURANCE PREMIUMS:

         Tenant shall pay to Landlord as part of Common Area Charges provided for in Paragraph 6 above, all premiums paid by Landlord for the property damage insurance policy described in Paragraph 28(g) below, or an appropriate pro rata share of the premiums if the policy insures more than the Premises. Provided, however, that Tenant's liability for the payment of premiums for earthquake insurance shall not exceed $10,000 per annum increased in the same manner as the Management Fee as provided in paragraph 5(b), and the earthquake insurance must provide for a deductable of five percent (5%) or less of the damage.

27.      SUBROGATION WAIVER:

         With respect to all policies of insurance which are required by the provisions of this Lease Landlord and Tenant each agree to obtain a clause or endorsement denying to the insurer rights of subrogation against the other party to the extent such rights have been waived by the insured under the provisions of this Lease.

         Each party, notwithstanding any provisions of this Lease to the contrary, waives any right of recovery against the other for injury or loss due to hazards covered by insurance to the extent of the insurance coverage required by this Lease.

28.      DAMAGE AND DESTRUCTION:

         (a) If the Building is destroyed or materially damaged (i.e., to the extent of five percent (5%) or more of the then full replacement cost) from a cause not insured against under Landlord's casualty insurance policy, with extended coverage, Landlord shall have the right to terminate this Lease by giving written notice of termination to Tenant within thirty (30) days after the date of such damage or destruction. If the Lease is not so terminated, then Landlord shall diligently proceed to repair and restore the Building.

         (b) If the Building is materially damaged or destroyed from a cause covered by Landlord's casualty insurance referred to above, and they may be repaired or restored within one hundred fifty (150) days after commencement of repair or restoration, then Landlord shall diligently proceed to repair and restore the Premises. If Landlord determines that the Premises cannot be repaired or restored within such a period. then Landlord shall have the right to terminate this Lease by written notice to Tenant given within sixty (60) days after the date of such damage or destructions, and Tenant's obligation to pay rent and other charges under this Lease shall terminate as of the date of the damage or destruction, or the date Tenant ceases to do business at the Premises, whichever date is later.

         (c) If the Building is damaged to the extent of fifty percent (50%) or more of its replacement cost, Landlord may elect to terminate this Lease by written notice to Tenant given within sixty (60) days after the date of such destruction.

         (d) If in any case which is the subject of this paragraph 29, the Premises or any portion thereof is rendered unfit for use and occupancy and this Lease is not terminated as provided above, a just proportion of the Minimum Rent in light of the nature and extent of the damage shall be abated until the Premises, excluding any fixtures or items installed or paid for by Tenant which Tenant is entitled or required to remove under this Lease, have been restored by Landlord as provided above.

         (e) Except as expressly provided otherwise in this Lease, damage to or destruction of the Premises shall not terminate this Lease or result in any abatement or rentals payable hereunder. Tenant waives any right of offset against its rental obligations provided by any statute or rule of law in connection with Landlord's duties of repair and restoration under the provisions of this Lease.

         (f) Landlord's duties of repair and restoration under the provisions of this Lease shall extend only to those portions of the Premises insured under Landlord's casualty insurance with extended coverage endorsements and Landlord shall not be responsible for any loss, damage, or destruction to Tenant's to fixtures, inventory or other Tenant-owned property.

         (g) Landlord shall obtain and maintain in force a standard fire and extended risk insurance policy with Landlord as insured, insuring the Premises and building of which it is a part in amounts and in form satisfactory to Landlord, which may also include, at Landlord's option, rental continuation for a period of twelve (12) months, earthquake (subject to the provisions of paragraph 26), flood, demolition, increased cost of construction due to changes in building codes, and such other coverage as Landlord deems prudent or as may be required under the terms of any mortgage or deed of trust at any time encumbering the Building of which the Premises form a part. Any proceeds of such insurance shall be payable to Landlord and used for repair and reconstruction of the improvements, if Landlord is obligated under this Lease to repair or reconstruct, subject to any requirements as to the disposition of the proceeds that may be imposed by the beneficiary under any mortgage or deed of trust at any time encumbering the Building.

         (h) Tenant shall obtain and maintain in force a standard fire and extended coverage insurance policy on all of Tenant's personal property, in an amount equal to their full replacement value.

29.      DEFAULT:

         (a) The following events shall constitute events of default by Tenant:

                  (i) Abandonment of the Premises; or dispossession of Premises by power of law or otherwise;

                  (ii) failure to pay any installment of Minimum Rent, or Additional Rent on the date when any such payment is due, with such a failure continuing for a period of ten (10) days after written notice of such delinquency, except that in the case of Minimum Rent, no written notice of delinquency shall be required:

                  (iii) assignment or subletting in violation of the provisions of paragraph 23;

                  (iv) failure by Tenant to perform any other covenants, agreements or obligations required of Tenant under this Lease with such a failure continuing for thirty (30) days after written notice of such failure: provided, however, if the nature of the failure is such that it cannot with the exercise of reasonable diligence be cured within said thirty (30) day period, then Tenant shall not be in default hereunder if it shall promptly commence such cure (in any event within said thirty-day period) and thereafter pursue the same to completion with diligence and continuity; provided, further, however, if such failure is of a nature which adversely affects the health and safety of users of the Building, obstructs or impedes the flow of pedestrian and vehicular traffic through the Common Areas, or adversely affects the appearance of the Building, and can with the exercise of reasonable diligence be cured within a shorter period of time, then the applicable cure period following notice shall be such shorter period of time. If on three (3) or more occasions during any period of twelve (12) consecutive months during the lease term Tenant shall fail to perform any obligation hereunder which adversely affects the health and safety of the Common Areas, and regardless of whether such prior failures shall have been cured within the required time period, then, commencing on the fourth such failure, no prior notice shall be required;

                  (vi) a general assignment by Tenant for the benefit of creditors;

                  (vii) the filing of a voluntary petition in bankruptcy by Tenant or the filing of an involuntary petition by Tenant's creditors, with such a petition remaining undischarged for a period of ninety (90) days;

                  (viii) the  appointment  of a receiver to take  possession  of
substantially  all  of  Tenant's  assets  or  of  the  Premises,   with  such  a
receivership remaining undissolved for a period of ninety (90) days;

                  (ix) the attachment, execution or other judicial seizure of substantially all of Tenant's assets or the Premises, with such an attachment, execution or other seizure remaining unreleased or undischarged for a period of ninety (90) days after the levy thereof;

                  (x) the chronic delinquency by Tenant in the payment of rentals due hereunder, with "chronic delinquency" meaning the failure by Tenant to pay any rental by the required due date on seven (7) or more occasions during any 12-month period.

         (b) Upon any of the above events of default or any other breach of this Lease by, then Landlord, besides other rights or remedies it may have under this Lease or by law, shall have the right to: (i) immediately terminate this Lease and Tenant's right to possession of the Premises by giving Tenant written notice that this Lease is terminated, in which event, upon such termination, Landlord shall have the right to recover from Tenant the sum of; (A) the worth at the time of award of the unpaid rent which has been earned at the time of termination; (B) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant affirmatively proves could have been reasonably avoided; (C) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant affirmatively proves could be reasonably avoided; (D) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; and (E) all such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time under applicable law; or (ii) have this Lease continue in effect for so long as Landlord does not terminate this Lease and Tenant's right to possession of the Premises, in which event Landlord shall have the right to enforce all of Landlord's rights and remedies under this Lease, including the right to recover all rentals payable by Tenant under this Lease as they become due, or (iii) without terminating this Lease, make such alterations and repairs as may be necessary in order to relet the Premises, and relet the Premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable. Upon each such reletting all rent and other sums received by Landlord from such reletting shall be applied, first, to the payment of any indebtedness other than rentals due hereunder from Tenant to Landlord: second, to the payment of any costs and expenses of such reletting, including reasonable brokerage fees and attorney's fees and of costs of such alterations and repairs; third, to the payment of rentals due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rentals payable by Tenant hereunder as the as the same may become due and payable hereunder. If the rent and other sums received from such reletting during any month are less than the rental to be paid during that month by Tenant hereunder, Tenant shall pay such deficiency to Landlord; if such rent and other sums shall be more, Tenant shall have no right to the excess. Such deficiency shall be calculated and paid monthly. No re-entry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach. Should Landlord at any time terminate this Lease for any breach, in addition to any other remedies it may have, it may recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the Premises and reasonable attorneys' fees, all of which amounts shall be immediately due and payable from Tenant to Landlord. The failure or refusal of Landlord to relet the Premises shall not affect Tenant's liability. At its option, Landlord may request the appointment of a receiver for Tenant to take possession of the Premises and to exercise all rights of Landlord herein relating to the taking of possession of and reletting the Premises, and to apply any rent and other sums collected from the Premises accordingly. The terms "entry" and "re-entry" are not limited to their technical meanings. For the purpose of this paragraph: "worth at the time of award" as defined in Subparagraphs (b) (i) (A) and (B) shall be computed by allowing interest at the rate of ten percent (10%) per annum, and for Subparagraph (i)(c) shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

         (c) Upon any such event of default or breach, all of Tenant's fixtures, furniture, equipment, improvements, additions, alterations, and other personal property shall remain on the Premises and, during the length of such default or breach, Landlord shall have the right to take the exclusive possession of them and to use them, rent or charge free, or to remove and store the same in a public warehouse or elsewhere at the cost of and for the account of Tenant, until all defaults are cured or, at Landlord's option at any time during the remaining term of this Lease, to require Tenant to immediately remove the same.

         (d) The waiver by Landlord of any breach of any term, covenant or condition of this Lease shall not be deemed to be a waiver of any other term, covenant or condition or any subsequent breach of the same or any other term, covenant, or condition. The subsequent acceptance of rent by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

30.      RIGHT OF LANDLORD TO PERFORM:

         All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant fails to pay any sum of money required to be paid by it hereunder to third parties or fails to perform any other act on its part to be performed hereunder and such failure continues for ten (10) days after notice thereof by Landlord, Landlord may, without waiving or releasing Tenant from any obligations of, make any such payment or perform any such other act on Tenant's behalf. All sums so paid by Landlord and all necessary incidental costs, together with interest on all of the foregoing at the default rate specified in Paragraph 4(c) above from the date of such payment by Landlord, shall be payable to Landlord on demand.

31.      CONDEMNATION:

         (a) If during the lease term, the Premises, or any substantial portion thereof (i.e., ten percent (10%)) or more of the gross leasable area), are damaged by action of public or other authority or are taken by eminent domain, or if Landlord receives compensable damage by reason of anything lawfully done in pursuance of public or other authority in connection with the Premises, this Lease shall terminate at Landlord's election, which election may be made whether or not Landlord's entire interest has been divested. If only a part of the Premises is taken and the remainder is insufficient for Tenant's purposes or, in case of such damage or taking, if the time needed to do the construction work necessary to put the Premises or such remainder in proper condition for use and occupation is reasonably estimated to exceed six (6) months, or if Landlord does not commence within sixty (60) days after the damage or the surrender of the part taken and proceed with reasonable diligence to do such work, Tenant may terminate this Lease, without penalty, by written notice given to Landlord within thirty (30) days after the right to terminate arises. If in any such case the Premises are rendered unfit for use and occupation and the Lease is not so terminated, a just proportion of the Minimum Rent according to the nature and extent of the injury shall be abated until the Premises (or in case of a taking what may remain thereof, excluding any fixtures or items installed or paid for by Tenant which Tenant is entitled or required to remove by agreement, have been put by Landlord in proper condition for use and occupation; and, in case of a taking which permanently reduces the area of the Premises, a just proportion of the Minimum Rent shall be abated for the remainder of the lease term.

         (b) The entire award or compensation in such proceedings, whether for a total or partial taking or for diminution in the value of the leasehold or for the fee, shall belong to and be the property of Landlord; provided, however, that Tenant shall be entitled to recover from the condemnor such compensation as may be separately awarded by the condemnor to Tenant, or recoverable from the condemnor by Tenant in its own right, for the taking of trade fixtures and equipment owned by Tenant (meaning personal property, excluding fixtures, whether or not attached to the real property, which may be removed without injury to the Premises) for business goodwill and for Tenant's relocation expenses. Each party waives any statutory right in conflict with the provisions of this Paragraph 33, including, without limitations rights under California Code of Civil Procedure Section 1265.130.

         (c) If the Premises or any part of them are taken for temporary use:

                  (i) this Lease, including Tenants' obligation to pay all rentals hereunder, shall be and remain in full force and effect, and

                  (ii) Tenant shall be entitled to receive such portion or portions of any award made for such use with respect to the period of the taking which is within the lease term, provided that is such taking remains in force at the expiration or earlier termination of this Lease, Tenant shall then pay to Landlord a sum equal to the reasonable cost of performing Tenant's obligations under Paragraph 10 above with respect to surrender of the Premises and upon such payment shall be excused from such obligations.

32. OPTION TO RENEW: So long as Tenant shall not be in default at the time of the exercise of the option, Landlord grants to Tenant the option to renew the Lease for an additional term of five (5) years commencing upon the day following the expiration date of the initial term upon the following terms and conditions:

         (a) The option shall be exercised by written notice to Landlord from Tenant delivered not more than one year prior to the commencement of the renewal term, and not less than nine months prior to the commencement of the renewal term. The notice shall be accompanied by Tenant's financial statements for its most recent fiscal year and any subsequent interim periods for which Tenant has issued financial statements. If such financial statements indicate that Tenant's financial condition is not satisfactory to reasonably ensure payment of rent under the Lease for the option term, Landlord may refuse to honor the exercise of such option. In the event that the option is not exercised within the time provided, it shall expire.

         (b) If the option is exercised, during the renewal term, the minimum rent (in lieu of the Note Rent and the Land Rent) shall be equal to ninety-five percent (95%) of the fair rental value of the premises at the date of the commencement of the renewal term. In determining the fair rental value, the term of the Lease, and all the other terms and conditions of the Lease shall be considered. The fair rental value shall be determined on the basis of the fair rental value of a rentable square foot of comparable office space in Marin County. No consideration shall be given to the fact that Tenant shall occupy the entire building.

                  Upon the exercise of the option, the parties shall make an attempt to determine the fair rental value of the premises. In the event that they are unable to do so within a period of two (2) months from the exercise of the option, each party shall appoint an appraiser who shall be a licensed appraiser or a licensed commercial real estate broker doing business in Marin County, with at least five years experience in commercial leasing of comparable property in Marin County. The two appraisers shall meet and attempt to determine the fair rental value of the premises. If they are unable to agree within a period of thirty (30) days thereafter, the two shall choose a third appraiser who shall be similarly qualified. The third appraiser shall determine the fair rental value of the premises and his determination shall be binding upon the parties. Provided, however, that the fair rental value of the premises shall not be less than the rental paid during the last lease year of the initial term, nor less than the fair rental value proposed by the appraiser appointed by Tenant, and shall not be more than the fair rental value proposed by the appraiser appointed by Landlord.

                  If either party shall fail to appoint its appraiser at the time provided, or if the two appraisers shall fail to appoint the third appraiser within the time provided, upon application by either party, the appraisers shall be appointed by the president of the Marin County Board of Realtors.

                  Each party shall pay the compensation of its appointed appraiser and one-half the compensation of the third appraiser.

         (c) The rent shall be adjusted annually in accordance with changes in the Index as described in paragraph 2 commencing one year from the commencement date of the renewal term using a base Index which shall be the Index last published prior to the commencement of the renewal term and an adjustment index which shall be the Index last published prior to the adjustment date.

         (d) All the remaining terms and conditions of the Lease shall apply, including, but not limited to, the provisions for payment of additional rent in the form of common area charges, taxes, insurance, and maintenance of the building.

                  No additions shall be made to the Re-leasing Reserve provided for herein, but the reserve shall be maintained and shall be available to Landlord at the expiration of the renewal term.

         (e) In the event the option is exercised, Landlord shall use its best efforts to obtain a new loan to be secured by the premises sufficient to repay the balance of Note and the costs of refinancing. If Landlord is unable to secure a loan providing for monthly payments of interest and principal sufficient to amortize the principal over a term of not less than twenty-five (25) years which does not exceed eighty-five percent (85%) of the net operating income from the building, and due in not less than seven (7) years from the Commencement Date of the Renewal Term then as a condition for the renewal of the Lease, Tenant shall be required to extend the maturity date of the Note for a period of five (5) years from the date the Note is otherwise due, or in the alternative, cancel the option and vacate the premises at the end of the then current term. If Tenant proposes to assign the Note to a third party during the extension period of the Note, Landlord agrees to terminate its right to offset payments under the Note against rent due, if financial statements submitted by Tenant indicate that Tenant has sufficient income to pay the rent under the Lease. Such termination shall be effective upon assignment of the Note by Tenant. Net operating income means the Minimum Rent less the expenses of operating the Demised Premises to the extent not reimbursed by Tenant and specifically excluding any interest or principal loan payments or depreciation.

                  In the event that the foregoing option to renew is exercised, Tenant shall have two additional five-year options to renew upon the same terms and conditions with the fair rental value of the premises to be determined in the same manner at the time each option is exercised.

                  In the event that Tenant fails to exercise an option, all subsequent options shall terminate.

33. FIRST RIGHT OF NEGOTIATION: In the event that Landlord shall elect to sell the building during the term of the Lease, Tenant shall have the first right to negotiate for the purchase upon the following terms and conditions:

                  Prior to listing the building for sale, and prior to negotiation with respect to sale to any third party, Landlord shall give written notice to Tenant that Landlord wishes to sell the building, and shall advise Tenant of the proposed sale price and other terms and conditions of the sale. For a period of thirty (30) days thereafter, Landlord and Tenant shall negotiate in good faith for the purchase and sale of the building. In the event that no agreement is reached during said time, Landlord may list the building and may offer the building for sale to third parties without any further obligation to Tenant except that if Landlord proposes to make sale of the building for a sale price which is more than ten percent (10%) less than the last price offered to Tenant, Landlord shall give written notice of such proposed price to Tenant, and within a period of five (5) working days thereafter, Tenant may elect to purchase the building at the reduced price and upon the terms and conditions proposed.

                  In the event that Landlord receives an unsolicited offer for purchase of the building which Landlord wishes to accept, Landlord shall give Tenant written notice of such offer and shall include a copy of the offer in the notice. Within ten (10) working days following submission of the offer, Tenant shall have the option to purchase the building from Landlord upon the same terms and conditions as are offered by such third party.

                  This provision shall not apply to the sale of an undivided interest in the property, nor to a dissolution or reorganization of the partnership so long as the existing partners retain more than a fifty percent (50%) beneficial interest in the building.

                  In the event that the proposed sale provides for a tax deferred exchange to be made, as a condition for the purchase, Tenant shall be required to cooperate with Landlord in connection with such exchange.

34.      SUBORDINATION:

         This lease is and shall be prior to any encumbrance recorded after the date of this Lease affecting the premises. If, however, a lender requires that this Lease be subordinate to any such encumbrance, this Lease shall be subordinate to the encumbrance if Landlord first obtains from the lender a written statement that provides substantially as follows:

         "As long as Tenant performs its obligations under this Lease, no foreclosure of, deed given in lieu of foreclosure of, or sale under the encumbrance, and no steps or procedures taken under the encumbrance, shall affect Tenant's rights under this Lease. Tenant shall attom to any purchaser at any foreclosure sale, or to any grantee or transferee designated in any deed in lieu of foreclosure so long as such party executed a document indicating that it will recognize Tenant's rights under the Lease, provide quite enjoyment of the Premises to Tenant so long as Tenant is not in default, and shall perform the obligations of Landlord hereunder."

         Tenant shall execute any written agreement or other documents required by the lender to accomplish the purpose of this paragraph.

35.      LANDLORD DEFAULT; MORTGAGEE PROTECTION:

         (a) In the event Landlord shall neglect or fail to perform or observe any of the terms covenants, or conditions contained in this Lease on it part to be performed or observed within thirty (30) days after written notice of default (or if more than thirty (30) days shall be required because of the nature of the default, if Landlord shall fail to commence within such thirty (30) day period and thereafter proceed diligently to cure such default after written notice thereof), then, in that event, Landlord shall be liable to Tenant for any and all damages sustained by Tenant as a result of Landlord's breach.

         (b) If Landlord shall fail to perform any covenant, term or condition of this Lease on Landlord's part to be performed, and as a consequence of its default, Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied solely out of (i) the proceeds of sale received upon execution of such judgment levied against the right, title and interest of Landlord in the Building and its interest in the underlying realty; (ii) the rents or other income from the Building receivable by Landlord; (iii) the consideration received by landlord from the sale or other disposition of all or any part of Landlord's right, title and interest in and to said property; and
(iv) any condemnation awards or insurance proceeds. It is expressly understood and agreed that neither Landlord nor any partner of Landlord shall be personally liable for any deficiency if the proceeds of the sale or disposition of Landlord's interest in the Building is insufficient for the payment of any such judgment, and Tenant shall not institute any further action, suit, or similar demand against Landlord, or any partner of Landlord, for or on the account of such deficiency. Nothing contained herein shall limit the personal liability of Landlord or its partners for acts of gross negligence or for willful acts.

         (c) Tenant agrees to give the holder of any mortgage or deed of trust encumbering the Premises, by registered mail, a copy of any notice of default served upon Landlord, provided Tenant has previously been notified in writing of the identity and address of the holder of any such mortgage or deed of trust. Tenant further agrees that if Landlord has failed to cure any default giving rise to such notice within the time period provided for in this Lease, then the holder of such mortgage or deed of trust shall have an additional ninety (90) days in which to cure such default or, if such default cannot with the exercise or reasonable diligence be cured within such time period, then such additional time as may be necessary (including time to obtain possession of the Premises by power of sale or judicial foreclosure, if such should be necessary to effect a cure) if within such ninety (90) days the holder of such mortgage or deed of trust has commenced and is diligently pursuing the remedies necessary to cure such default.

36.      FINANCIAL AND OFFSET STATEMENTS:

         Tenant agrees to furnish to Landlord, upon seven (7) business days prior written notice, a financial statement including a balance sheet and statement of income and expense for Tenant's last fiscal year, and its most recent quarterly and year to date statement, and Tenant shall have the right to deliver copies of such financial statements to any person from whom Landlord has accepted a bona fide purchase offer for Landlord's Building, or for the purpose of obtaining a loan to be secured by Landlord's Building.

         Tenant shall at any time,  and from time to time,  not later than seven
(7) business days following Landlord's written request therefore, execute, acknowledge, and deliver to Landlord, without charge, a statement in writing, in a form provided by Landlord, certifying the date of commencement of this Lease, that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the date of the modifications) and further stating the dates to which the Minimum Rent and other charges have been paid, and setting forth such other matters as may reasonably by requested by Landlord.

37.      ARBITRATION:

Except as provided in this paragraph, if there shall be any dispute between Tenant and Landlord with respect to the interpretation of this /ease, or with respect to any claim of liability to the other party with respect to this lease, or with respect to any matter arising out of the occupation of the premises by Tenant, the matter shall be submitted to arbitration under the Commercial rules of Arbitration of the American Arbitration Association, and the hearing shall be held at San Rafael, California. In connection with such arbitration, the parties shall have the right to discovery as set forth in Section 1283.05 of the California Code of Civil Procedure. This provision for arbitration shall not apply with respect to any action brought by Landlord for unlawful detainer of the premises.

INITIALS:



---------------     ---------------     ---------------     ---------------

38.      ATTORNEY'S FEES:

         If Landlord must join in any litigation or arbitration brought by or against Tenant in order to protect an interest of Landlord, or if Landlord is joined as a party in any litigation commenced by or against Tenant, Tenant shall pay all costs, expenses, and attorney's fees incurred by Landlord, its managing agent, its architects, or their insurance carriers in connection with such litigation unless such litigation determines that Landlord has committed a breach of this Lease and adjudicates that Landlord is a liable party. If any action at law or in equity is brought between Landlord and Tenant to enforce any of the provisions and/or rights under this Lease, Landlord and Tenant hereby expressly waive the right, if any, to trial by jury in order to avoid the time delays inherent in such process, and Landlord and Tenant agree that the unsuccessful party to such litigation shall pay to the successful party all costs and expenses, including reasonable attorney's fees, incurred by such successful party, and if such successful party recovers judgment in any such action or preceding, such costs, expenses and attorney's fees shall be included in and as part of such judgment.

39.      ENTIRE AGREEMENT:

         This Lease and the Leasehold Improvements Agreement constitute the entire agreement between Landlord and Tenant, and there are no other agreements, oral or written, that would modify the terms set forth in this Lease. Except as otherwise expressly provided herein, any later agreement that would purport to renew, extend, modify, amend or terminate this Lease shall be of no force or effect unless in writing and executed by both Landlord and Tenant.

40.      HAZARDOUS MATERIALS DISCLOSURE & BROKER DISCLAIMER:

         Various construction materials may contain items that have been or may in the future be determined to be hazardous (toxic) or undesirable and may need to be specially treated/handled or removed. For example, some transformers and other electrical components contain PCBs, and asbestos has been used in components such as fire-proofing, heating and cooling systems, air duct insulation spray-on and tile acoustical materials, linoleum, floor tiles, roofing, dry wall and plaster. Due to prior or current uses of the Property or in the area, the Property may have hazardous or undesirable metals, minerals, chemicals, hydrocarbons, or biological or radioactive items in soils, water, building components, above or below-ground containers or elsewhere in areas that may or may not be accessible or noticeable. Such items may leak or otherwise be released. Real estate agents have no expertise in the detection or correction of hazardous or undesirable items. Expert inspections are necessary. Current or future laws may require clean up by past, present and/or future owners and/or operators. It is the responsibility of the Landlord and Tenant to retain qualified experts to detect and correct such matters and to consult with legal counsel of their choice to determine what provisions, if any, they may wish to include in transaction documents regarding the Property.

         To the best of Landlord's knowledge, no asbestos or other hazardous materials and undesirable substances are contained in the Property. Landlord is required under California Health and Safety Code Section 25915 et seq. to disclose reports and surveys regarding asbestos to certain persons, including their employees, contractors, co-owners, purchasers and tenants. Buyers/Tenants have similar disclosure obligations. Landlord and Tenant have additional hazardous materials disclosure responsibilities to each other under California Health and Safety Code Section 25359.7 and other California laws. Consult your attorney regarding this matter. The brokers in this transaction are not qualified to assist you in this matter or provide you with other legal or tax advice.

         LANDLORD REPRESENTS AND WARRANTS THAT TO THE BEST OF ITS KNOWLEDGE, NO ASBESTOS OR OTHER HAZARDOUS MATERIALS ARE OR WILL BE CONTAINED IN THE PREMISES.

41.      MISCELLANEOUS:

         (a) The table of contents and marginal captions in this Lease are for convenience of reference only and shall not in any way limit or be deemed to construe or interpret the terms and provisions hereof.

         (b) Time is of the essence of this Lease and of all its provisions, except with respect to the delivery of possession of the Premises, which is governed by paragraph 1 above.

         (c) As used herein, the words "Landlord" and "Tenant" shall include the plural as well as the singular. Words used in the neuter gender shall include the masculine and feminine, as the context may require. If there is more than one Landlord or Tenant, the obligations imposed upon Landlord or Tenant shall be joint and several.

         (d) This Lease shall be construed and enforced in accordance with the laws of the State of California.

         (e) All acts concerning this Lease, the Premises, or the Building, shall be performed on behalf of Landlord only by a partner of Landlord, if Landlord is a Partnership, or an officer of Landlord, if Landlord is a corporation, unless written notice to the contrary is given to Tenant.

         (f) If any provision of this Lease, or the application of it to any person or circumstances, shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to any such person or circumstances other than those as to which it is invalid or unenforceable, shall not be affected, and each provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

         (g) Landlord and Tenant acknowledge and agree that the only real estate broker(s) involved in the negotiation of this Lease was were the Grubb & Ellis Company is acting as agent for and representing only Landlord and not as agent for Tenant, and Damner Pike acting as the agent for and representing only Tenant and not as agent for Landlord.

         (h) Tenant acknowledges that it is aware that the agent for the Landlord, Roger A. Smith, is also a principal in this transaction with a forty-five percent (45%) ownership interest. Tenant further acknowledges that another principal in the transaction, Michael J. Smith, is a California licensed real estate broker, and Daniel Ross is a California licensed real estate salesperson.

         (i) This Lease imposes numerous financial and other obligations on Landlord and Tenant, and each of them was urged, and had ample time, to consult an attorney before entering this Agreement. No representation or recommendation is made by the Landlord, the real estate brokers or their agents or employees as to the legal sufficiency, legal effect, or tax consequences of this lease or the transaction relating thereto; the parties shall rely solely upon the advice of their own attorneys as to the legal and tax consequences of this lease.

         (j) The persons executing this lease on behalf of the parties hereby covenant and warrant that (i) they are duly authorized by appropriate resolution and/or the articles and by-laws of said corporation to execute this Lease and thereby bind Landlord and Tenant to all the terms and conditions thereof, (ii) Tenant is a duly qualified corporation and all steps have been taken prior to the execution of this Lease to qualify Tenant to do business in the state where the Building is situated, (iii) all franchise and corporate taxes have been paid as of the date of execution, (iv) all future forms, reports, fees and other documents necessary to comply with applicable laws will be filed when due, and
(v) Landlord is a duly existing California general partnership.

         (k) During the entire lease term Tenant shall maintain a business license as required by the municipality in which the Building is located.

         (l) All agreements by Tenant contained in this Lease, whether expressed as covenants or conditions, shall be construed to be both covenants and conditions, conferring upon Landlord in the event of the breach thereof the right to terminate this Lease.

         (m) All exhibits attached to this Lease shall be deemed to be incorporated herein by the individual reference to each such exhibit, and all such exhibits shall be deemed to be a part of this Lease as though set forth in full herein.

42.      RIGHT TO MONTH-TO-MONTH TENANCY:

         In the event that (a) Tenant has not exercised an option to extend in accordance with the provisions of Paragraph 32; and (b) the Note described in Paragraph 2(a) has not been repaid or assigned to a third party; and (c) Landlord has been unsuccessful in executing any new leases three (3) months prior to the expiration of the then current term of the lease, Tenant shall have the right to remain in the premises on a month-to-month basis at 95% of the fair rental value of the premises. The fair rental value shall be determined as provided for in Paragraph 32. Tenant must exercise this right in writing not later than eighty-five (85) days prior to the expiration of the current term.

         IN WITNESS WHEREOF, the parties have executed this Lease or, as the case may be, have caused their duly authorized officers to execute this Lease, on the date last written below.

LANDLORD:                               TENANT:
111 PARTNERS                                   FAIR, ISAAC AND COMPANY,
                                               INCORPORATED

By:______________________________              By:______________________________
         Michael J. Smith

Date:____________________________              Date:____________________________


By:______________________________
          Roger A. Smith

Date:____________________________


By:______________________________
           Daniel C. Ross

Date:____________________________

                                    EXHIBIT A
                              PROPERTY DESCRIPTION

                              111 Smith Ranch Road
                             San Rafael, California

--------------------------------------------------------------------------------

ALL THAT CERTAIN REAL PROPERTY situated in the City of San Rafael, County of Marin, State of California described as follows:

PARCEL ONE:

Parcel 3B, as shown upon that certain Parcel map entitled "Parcel Map, Lot 3 of Map of Smith Ranch, Northerly Portion 17 R.M. 39, San Rafael, Marin County, California", filed for record __________ in Book __________ of parcel Maps, at Page __________, Marin County Records.

Reserving therefrom an easement for access, parking, drainage and public utilities over that portion of the herein described property lying within the boundaries of that certain, "Mutual Access and Parking Easement, D.E. & P.U.E.", as shown upon the filed map referred to above.

Said easement to be appurtenant to and for the benefit of Parcel 3A, as shown upon the filed map referred to above.

PARCEL TWO:

An easement for access. parking,. drainage and public utility purposes over that portion of Parcel 3A, lying within the boundaries of that certain, "Mutual Access and Parking Easement, D.E. &, P.U.E., as said parcel and easement are shown upon that certain Parcel Map entitled, "Parcel Map, Lot 3 of Map of Smith Ranch. Northerly Portion 17 R.M. 39, San Rafael, Marin County, California", filed for record __________ in Book __________ of Parcel Maps at Page __________, Marin County Records.

PARCEL THREE:

An easement for storm drainage purposes more particularly described as follows:

Beginning at the Easterly terminus of the course "South 81(degree) 38' 00" East,
536.00 feet": said point being on the Northery line of Smith Ranch Road and the Southerly line of Lot 3, as shown and delineated on that certain map entitled. "Map of Smith Ranch - Northerly Portion", filed for record in Book 17 of Record Maps at Page 39, Marin County Records: thence leaving said Northerly line of said Smith Ranch Road (17 R.M. 39) along the Easterly line of said Lot 3 (17 R.M. 39) the following courses and distances; Easterly along a tangent curve to the left whose center bears North 8(degree) 22' 00" East, having, a radius of
20.00  feet,  through a central  angle of  90(degree)  00' 00", an arc length of
31.42 feet and thence North 8(degree) 22' 00" East, 23.00 feet, thence leaving, said Easterly line of said Lot 3 (17 R.M. 39) South 13(degree) 12' 17" East, 46-24 feet to said Northerly line of said Smith Ranch Road (17 R.M. 39), thence along said Northerly line of said Smith Ranch Road (17 R.M. 39) North 81(degree) 37' 00" West, 37.00 feet to the point of beginning.

                                       30                          Exhibit 10.13

PARCEL FOUR:

An easement for storm drainage over a strip of land 10 feet in width and being 5 feet on each side of the following described line:

Beginning at the Easterly terminus of the course "South 81(degree) 38' 00" East,
536.00 feet"; said point being on the Northerly line of Smith Ranch Road and the Southerly line of Lot 3, as shown and delineated on that certain Map entitled, "Map of Smith Ranch Northerly Portion", filed for record in Book 17 of Record Maps at Page 39, Marin County Records; thence leaving said Northerly line of said Smith Ranch Road (17 R.M. 39) along the Easterly line of said Lot 3 (17 R.M. 39) the following courses and distances; Easterly along a tangent curve to the left whose center bears North 8(degree) 22' 00" East, having a radius of
20.00  feet,  through a central  angle of  90(degree)  00' 00", an arc length of
31.42 feet, and thence North 8(degree) 22' 00" East, 128.00 feet to the true point of beginning; thence leaving said Easterly line of said Lot 3 (17 R.M. 39) South 81(degree) 38' 00" East 60.00 feet to the Westerly line of Parcel D, as shown on said "Map of Smith Ranch -Northerly Portion" (17 R.M. 39), being the terminus of this easement.

PARCEL FIVE:

An easement for access and public utility purposes more particularly described as follows:

Beginning at the Easterly terminus of the course "South 81(degree) 38' 00" East,
536.00 feet" said point being on the Northerly line of Smith Ranch Road and the Southerly line of Lot 3, as shown and delineated on that certain Map entitled, "Map of Smith Ranch - Northerly Portion", filed for record in Book 17 of Record Maps at Page 39, Marin County Record; thence leaving said Northerly line of said Smith Ranch Road (17 R.M. 39) along the Easterly line of said Lot 3 (17 R.M. 39) the following courses and distances, Easterly along a tangent curve to the left whose center bears North 8(degree) 22' 00" East, having a radius of 20.00 feet, through a central angle of 90(degree) 00' 00", an arc length of 31.42 feet, thence North 8(degree) 22' 00" East, 271.13 feet and thence Northeasterly along a tangent curve to the left whose center bears North 81(degree) 38' 00" West, having, a radius of 670 feet. through a central angle of 2(degree) 00' 00", an arc length of 23.39 feet; thence leaving said Eastery line of said Lot 3 (17 R.M. 39) South 81(degree) 38' 00" East, 27.41 feet, thence South 8(degree) 22' 00" West. 141.15 feet; thence Southerly along a tangent curve to the left whose center bears South 81(degree) 38' 00" East. having a radius of 292.00 feet, through a central angle of 10(degree) 59' 17", an arc length of 56.00 feet;
thence Southerly along a reverse curve to the right whose center bears. South 87(degree) 22' 43" West, having a radius of 308.00 feet, through a central angle of 10(degree) 59' 17", an arc length of 59.07 feet; thence South 8(degree)22' 00" West, 59.00 feet to said Northerly line of said Smith Ranch Road; thence along said Northerly line of said Smith Ranch Road (17 R.M. 39) North 81(degree) 38' 00" West, 58.00 feet to the point of beginning.

Exhibit B
---------

Site Plan
---------
111 Smith Ranch Road
San Rafael, California

Exhibit C
---------

Floor Plan
----------
(Page 1 of 2)
Office Building
111 Smith Ranch Road
San Rafael, California

Exhibit C
---------

Floor Plan
----------
(Page 2 of 2)
Office Building
111 Smith Ranch Road
San Rafael, California

                                   SCHEDULE A
                         SHELL PLANS AND SPECIFICATIONS

                              111 Smith Ranch Road
                             San Rafael, California

--------------------------------------------------------------------------------

1.       GENERAL PROVISIONS:

         a. Shell plans and Specifications shall be subject to applicable governmental codes and ordinances.

         b. The building shell shall have the approximate dimensions shown on Exhibit C, Floor Plan, attached to this Lease.

         c. All work not described herein shall be considered tenant improvements and shall be constructed by tenant as provided for in the Leasehold Improvements Agreement.

         d. The atrium/lobby, bathrooms, janitor closet(s), mechanical rooms, both staircases and elevator shall be completed with all necessary finishes as part of the shell construction.

2.       LANDSCAPING & SITE WORK:

         To be completed in accordance with plans and specifications already prepared and submitted to the City of San Rafael by Glanville & Associates, Oberkamper and Associates, and Forsher & Guthrie. Tenant acknowledges receipt of a copy of said plans and its approval thereof.

3.       FOUNDATIONS:

         As required by the Geotechnical Report, 101, 111 Smith Ranch Road (Parcel 3), San Rafael, California, dated January 11, 1991, prepared by Miller Pacific Engineering Group. Tenant acknowledges receipt of a copy of said report.

         a. Continuous exterior footings with isolated column footings on compacted fill.

         b.       Additional   footings  may  be  required   for   architectural
                  features.

4.       SUBSTRUCTURE:

         a.       Slab  on  grade:   Minimum  of  5"  thick,   reinforced   with
                  reinforcing bars (not welded wire mesh) over a membrane vapor barrier and above a compacted aggregate base.

5.       SUPERSTRUCTURE:

         a.       Columns,  beams and brace  frames;  tubular  steel.  Roofs and
                  Floors:  Wood  frame  of  purlins,   sub-purlins  and  plywood
                  diaphragms.

         b. Lateral steel brace frames will be exposed as necessary on both levels. Steel columns will be located along exterior window line, aligned with window mullions where feasible.

         c.       Floor has been designed for the following load conditions:

                  Live loads:               50 pounds per square foot
                           Partitions:      10 pounds per square foot

                  Deadloads:
                           Structure        13 pounds per square foot
                           Gypcrete         13 pounds per square foot
                           Misc.             4 pounds per square foot

                  TOTAL:                   100 pounds per square foot
                  ---------------------------------------------------

6.       EXTERIOR CLOSURE:

         a. Exterior walls: Framing: 2'x6' wood studs and/or 2'x4' metal studs and plywood sheathing; Finish: Exterior insulation finish system (Drivit or other similar system), 6" thick, with a fine uniform texture, grey (exact color to be determined). This system will provide for all required wall insulation.

         b. Glazing: Continuous butt-joint glass (at exterior), 5'-6" high, sealed at each joint. All frames to be Medium Bronze, anodized. All glazing to be tinted light gray and windows shall be double paned on the south and west sides of the building. All doors and windows at the main and easterly accesses to the building will be a storefront system, finished similarly to the glazing system. The lobby glazing will not be double paned.

         c. Light weight metal trim elements to be fabricated of aluminum, painted finish.

7.       ROOFING:

         a.       Roof covering; multi-ply built-up with granular ballast.

         c. Insulation; roll type batt insulation will be incorporated between roof framing members.

8.       CONVEYING:

         a.       One  completed  hydraulic   passenger   elevator.   Must  meet
                  California Title 24 Accessibility Standards.

9.       MECHANICAL:

         a. Plumbing; completed men's and women's toilet rooms will be on each floor. The men's room will be furnished with one handicap toilet, one handicap height urinal, one standard height urinal and two handicap lavatories set in a counter. The womens' room will be furnished with one handicap toilet, one standard toilet and two handicap lavatories set in a counter.

         b. Fire Protection: A fire sprinkler system for office hazard shall be installed with distribution and coverage necessary for shell space and for completed bathrooms, lobbies, and stairwells, and mechanical room. Said system to include an alarm system as required by municipal codes.

         C. HVAC: Multiple zone package system (Variable-air-volume). Base equipment shall be roof mounted, and connected to utilities, and distributed to shell space. If the HVAC system is changed from these specifications at the request of Tenant, any increased cost shall be deleted from the budget for tenant improvements.

10.      ELECTRICAL:

         a. Service and distribution; 1,600 amp service, panel board and feeders shall be installed. Tenant may increase the size of said service with any increased cost to be deleted from the budget for tenant improvements.

         b. Special Electrical: Alarm systems and emergency lighting as required by codes and conditions of approval for completed shell, Cable TV and telephone conduits will be provided from right-of-way to the mechanical room.


11.      INTERIOR CONSTRUCTION:

         a. Interior doors: Janitor closet, mechanical room, bathrooms, fire doors as required for shell.

         b. Wall finishes. Lobby: combination of paint and vinyl wall covering. Toilet rooms: ceramic tile and paint. Secondary staircase: Painted sheet rock. Mechanical Room: unpainted sheetrock.

         c. Floor finishes: Lobby and secondary exit: combination of carpet and tile. Toilet rooms: ceramic tile. Easterly stairs: glue down commercial carpet.

         d. Ceiling finishes. Lobby areas and toilet rooms, "5/8" gypsum board, painted.

12.      OTHER:

         a. Complete shell shall be left free of debris and broom clean at completion by shell contractor.

                                   SCHEDULE B
                        INTERIOR PLANS AND SPECIFICATIONS

                              111 Smith Ranch Road
                             San Rafael, California

--------------------------------------------------------------------------------

Tenant shall use the standards and materials listed below in the construction of its Tenant Improvements: All items not listed here shall be selected by Tenant subject to the provisions of this Leasehold Improvements Agreement.


DOORS:                     Full height (3'0" wide), solid core, laminate finish.

HARDWARE:                  Mortise  lock  and  latches  to be  used,  with  auto
                           closures installed as required by code.

CEILING: Suspended T-Bar with 2'x2' or 2'x4' tiles. Grid to be 1" white metal. Ceiling height to be per Shell Plans and Specifications.

LIGHTS:                    Fluorescent   2'x4'  or  2'x2'   parabolic,   3  lamp
                           multi-cell fixtures with aluminum finished grid to be used in general purpose office areas.

WINDOW COVERINGS:          1" metal miniblinds on exterior windows.


FIRE SPRINKLERS:           Semi-recessed heads with white trim.

EXCEPTIONS:                Tenant may  deviate  from the above  standards  where
                           required for special purpose areas of the Building, for example computer rooms or lunch rooms.

FINISHES:                  Tenant may select colors finishes, material and other
                           details ("Finishes") regarding the final appearance of its Tenant Improvements, except Landlord may withhold its approval of said Finishes, as provided for in Paragraph 6(b) of this Leasehold Improvements
                           Agreement if they are not similar to those used in other, first class office building in Marin County.

                                    EXHIBIT D

                        LEASEHOLD IMPROVEMENTS AGREEMENT
                        --------------------------------

                              111 Smith Ranch Road
                             San Rafael, California


                  This Leasehold Improvements Agreement (this "Agreement") is made as of the day __________ of August, 1991, between 111 PARTNERS, a California general partnership having an address at 50 Bon Air Center, Suite 140, Greenbrae, California 94904 ("Landlord"), and FAIR, ISAAC AND COMPANY, INCORPORATED, a corporation, having an address at 120 North Redwood Drive, San Rafael, CA 94903-1996 ("Tenant").

         1. The Lease and the Demised Premises. Upon and subject to the terms and conditions herein contained, Landlord and Tenant are entering into a "Lease" of even date herewith (herein called the "Lease"), whereby Landlord shall lease to Tenant, and Tenant shall lease from Landlord, upon and subject to the terms, covenants, provisions and conditions of the Lease, certain premises which are commonly known as 111 Smith Ranch Road, San Rafael, California (the "Project"). The Project consists of the Building, the landscaping and the parking area.

         2. Construction of the Proiect. Landlord at its sole cost and expense agrees to commence construction as soon as possible and diligently to continue construction of the Project. The Project shall be constructed by Landlord in substantial compliance with the plans and specifications to be prepared by Forsher and Guthrie, (the Shell Plans and Specifications"). The Shell Plans and Specifications shall provide for the construction of a first class office building and shall be in accordance with the approvals heretofore granted by the City of San Rafael. The final Shell Plans and Specifications shall be subject to the reasonable approval of tenant. Such approval shall not be unreasonably withheld or delayed. If written work or any defects therein, nor shall such exercise be deemed notice of disapproval has not been delivered to Landlord within ten (10) working days following delivery of the Shell Plans and Specifications or within five (5) working days following delivery of any proposed changes to the Shell Plans or Specifications, Tenant shall be deemed to have approved the Shell Plans and Specifications or such change.

                  Landlord's Work shall consist of the completion of the work included in the Shell Plans and Specifications which shall include all items set forth in Schedule "A" hereto.

         3. Inspection by Tenant. During the course of construction of Landlord's work, Tenant or Tenant's representative shall at all times have the right to inspect the construction. No exercise by Tenant of its right to inspect the construction shall be deemed to affect the rights and obligations of Landlord and Tenant with respect to the work or any defects therein, nor shall such exercise be deemed an assumption by Tenant of any responsibility for the quality of the work.

         4.       Completion  of  Landlord's  Work and  Delivery  of the Demised
Premises.

                  (a) Substantial Completion. For purposes of the Lease and this Leasehold Improvements Agreement, "substantially complete the Building" means completing the Building in a manner sufficient to permit Tenant to commence and prosecute the construction of its Tenant Improvements in a reasonably efficient manner. Landlord shall be deemed to have substantially completed the Building notwithstanding the fact that certain items of Landlord's work are not complete, even if such items of Landlord's work may delay certain aspects of Tenant's work, so long as Tenant will have the ability to perform its work in a reasonably efficient manner.

                  (b) Target Date for Completion. Landlord agrees to use its best efforts to substantially complete the Building by April 1, 1992.

                  In the event that the construction activities in connection with Landlord's Work in or about the Building, or the state of completion (or lack thereof) of Landlord's Work in or about the Building, results in any delay in or interference with Tenant's work, then:

                           (i)  the  90-day  Tenant's  Construction  Period  (as
referred to in paragraph 1 (a) of the Lease) shall be extended one day for each day of such delay; and

                           (ii)  Landlord   shall   reimburse   Tenant  for  all
additional costs incurred as a result of such delay or interference.

                  (c) Inquiries by Tenant as to Progress. Between the date of execution of the Lease and the date Landlord substantially completes the Building, Landlord agrees to respond to inquires from Tenant regarding the progress on the Project and the estimated date of substantial completion.

                  (d) Notice of Substantial Completion. When Landlord substantially completes the Building, Landlord shall (i) give Tenant written notice (the "Substantial Completion Notice") and (ii) deliver the Demised Premises to Tenant for purposes of constructing its tenant improvements. The fact that the balance of the Project has not been completed shall not prevent Landlord from delivering the Substantial Completion Notice to Tenant and delivering the Demised Premises to Tenant for the purpose of constructing its tenant improvements, if Tenant and its contractors are provided reasonable means of access to the Demised Premises.

                  (e) Delivery Date. The Delivery Date shall be the date which is the earlier of: (i) ten (10) days after the date on which Tenant actually received the Substantial

Completion Notice; or, (ii) the date upon which Tenant enters the Demised Premises to commence the construction of its tenant improvements.

         5.       Compensation for Delay in Completion of the Building.

                  If Landlord does not give Tenant the Substantial Completion Notice by June 1, 1992 (which date shall be subject to postponement in accordance with the provisions of paragraph 11 below) Landlord agrees that Tenant shall be entitled to an additional one (1) day of free rent for each day beyond June 1, 1992, until Landlord has given to Tenant the Substantial Completion Notice. Subject to the provisions of paragraph 10, such free rent shall constitute liquidated damages and the sole remedy of Tenant for the delay in possession, and Tenant hereby waives any claim against Landlord for any consequential or other damages or losses incurred by reason of any such delay. Such free rent shall be applied as soon as possible after the date on which rental otherwise becomes payable under the Lease. As used in this Leasehold Improvements Agreement, the term "free rent" shall mean a forgiveness of the Land Rent, as prorated on a daily basis for the period described.

         6.       Construction by Tenant of Interior Improvements.

                  (a) Construction by Tenant. Following the Commencement Date, Tenant shall construct its tenant improvements in the Demised Premises in accordance with plans and specifications to be approved by Landlord pursuant to the provisions of paragraph 6(b) below and in a good and workmanlike manner using new first-class materials.

                  (b) Approval of Interior Plans and Specifications. Prior to commencing such construction, Tenant shall submit to Landlord for Landlord's approval a complete set of plans and specifications for the tenant improvements. Landlord agrees that it will not unreasonably withhold its approval of Tenant's plans and specifications and will provide Tenant with detailed reasons for the basis of any objection to Tenant's plans and specifications. Landlord may withhold its approval of proposed tenant improvements which could not be altered without substantial expense to re-lease the Building after the termination of this Lease. Notwithstanding the foregoing, Landlord's approval shall not be withheld because such plans do not provide for corridor separations or demising interior walls. The Interior Plans and Specifications shall include the items set forth in Schedule "S" hereto. If Landlord does not respond to Tenant's request for approval within ten (10) business days of Landlord's receipt of the Tenant's plans and specifications (or any resubmittal of the plans and specifications), then Tenant's plans and specifications will be deemed approved.

                  (c) Approval of Contractors. Any contractor chosen by Tenant to perform the Tenant improvement work shall be subject to the prior approval of Landlord. Landlord agrees that it will not unreasonably withhold its approval of Tenant's contractor and will provide Tenant with specific reasons for the basis of any objection to Tenant's contractor. If Landlord does not respond to Tenant's request for approval within seven (7) business days of Landlord's receipt of Tenant's proposed contractor, then Tenant may give to Landlord a written notice stating the failure of Landlord to respond to the prior request and further stating that if Landlord does not respond to such request within three (3) business days from the receipt by Landlord of such second notice, then Tenant's proposed contractor will be deemed approved. If Landlord does not respond to such request within three (3) business days from the receipt by Landlord of such second notice, then Tenant's proposed contractor shall be deemed approved. Tenant shall have the right to submit a list of not more than six (6) proposed contractors to Landlord for Landlord's approval in accordance with the procedures outlined in this paragraph 6.(c).

         (d) Certain Bidders. Tenant agrees that, it shall give a set of plans and specifications for the tenant improvements to Ross/Donovan Company, and the company shall be given not less than ten (10) business days in which to bid or deliver to Tenant a proposal for constructing the tenant improvements. However, nothing herein shall obligate Tenant to consider such bid or negotiate with such contractor, it being understood that Tenant shall have the right to select its own contractor (subject only to the limitation set forth in paragraph 6.(c) above) on such terms and in such manner as Tenant in its sole and absolute discretion shall determine.

         (e) Control of Contractors and Avoidance of Labor Disputes. Landlord may refuse to approve a contractor or supplier if Landlord reasonably believes that the presence of such contractor or supplier at the Demised Premises may cause labor or other difficulties for Landlord or its contractors. In the event that Landlord permits Tenant to enter or commence work in the Demised Premises prior to substantial completion of the Building, Tenant shall immediately take such actions as may be necessary to resolve any labor disputes which may arise by reason of Tenant's work or the presence or use of its contractors or suppliers on the job, including, without limitation, the removal of any non-union contractors or suppliers from the job.

         (f) Inspection by Landlord. During the course of constructing the tenant improvements, Landlord or Landlord's representative shall at all times have the right to inspect the construction. Any inspection by Landlord of Tenant's construction or improvements shall not be deemed an acceptance by Landlord of such construction nor shall it impose upon Landlord any liability whatsoever for any defects in such construction or improvements. Landlord shall not be entitled to charge Tenant any fee for Landlord's approval or participation on the design and construction process for the construction of Tenant's improvements in the Demised Premises or any out of pocket expenses in connection therewith.

         (g) Changes in the Interior Plans and Specifications. Tenant shall have the right to make changes in the approved plans and specifications subject to the limitations on alterations as set forth in paragraph 10 of the Lease and to the right of Landlord to approve such modifications in the same manner as the original plans and specifications.

         7.       Tenant Improvement Allowance.

                  (a) Initial Build-out. In connection with Tenant's initial build out of the Tenant's Improvements, Landlord agrees to pay to Tenant the sum of $618,500 or the cost of Tenant's Improvements whichever is the lesser ("Tenant Improvements Allowance") to pay Tenant's architectural, space planning and engineering fees and for the cost of constructing the tenant improvements. Landlord shall pay to Tenant the Tenant Improvement Allowance in periodic progress payments within thirty (30) days after delivery to Landlord of invoices, and lien releases or waivers conditional only upon payment; provided, however, Tenant's requests for progress payments shall not at any time average more than one for each month of Tenant's Construction Period which has then elapsed.

                  (b) Indemnity by Tenant. Tenant hereby agrees to indemnify, defend and hold Landlord harmless from all demands, claims, causes of action or judgments and all reasonable expenses incurred in investigating or resisting the same for injury to persons, for loss of life or damage to property occurring on the Demised Premises resulting from Tenant's work in the Demised Premises (except to the extent such injury, loss of life or damage to property is the direct result of the negligence or willfully wrongful act of Landlord or its agents, employees or contractors), and Tenant agrees to provide Landlord with a certificate of insurance confirming that Tenant is maintaining adequate comprehensive general public liability insurance covering Tenant's obligation under this paragraph and naming Landlord as an additional insured.

         8. Storage of Materials by Tenant. Tenant may request in writing that Landlord permit Tenant to store construction materials in the Demised Premises prior to the delivery by Landlord to Tenant of the Notice of Substantial Completion. The request by Tenant shall set forth the nature and quantity of the materials which Tenant wishes to store and may state the location within the Demised Premises where Tenant suggests that such materials be stored. Landlord shall permit Tenant to store such materials in the Demised Premises if, in the reasonable opinion of Landlord and Landlord's contractor, the storage of such materials will not present a material inconvenience to Landlord or Landlord's contractor or any subcontractor in the completion of the work required of Landlord by this Leasehold Improvements Agreement. In the event that the storage of such materials would present such a material inconvenience, then Landlord may refuse to permit Tenant to store such materials. In the event that Landlord permits the materials to be stored in the Demised Premises, Landlord may specify the location within the Demised Premises where the materials may be stored, and may later and from time to time require that Tenant move the materials to another location within the Demised Premises at the expense of Tenant, should such a move be required for the convenience of Landlord's contractor or any subcontractor, and Tenant shall promptly cause such materials to be moved within the Demised Premises to the new location specified by Landlord. In the event that Tenant does store materials in the Demised Premises prior to the giving by Landlord of the Notice of Substantial Completion, Tenant shall indemnify, defend and hold Landlord harmless from: (i) all demands, claims, causes of action or judgments and all reasonable expenses incurred in investigating or resisting the same for injury to persons, for loss of life or damage to property occurring arising from or in connection with Tenant's storage of materials in the Demised Premises; and, (ii) the effects of any mechanics or other liens or claims which may attach to the Project or be claimed against Landlord by reason of the storage of such materials in the Demised Premises.

         9. Project Completion. Notices of Completion and Defects. Following delivery of the Demised Premises to Tenant for the purposes of constructing its tenant improvements, Landlord agrees to diligently continue with the completion of Landlord's Work in accordance with this Leasehold Improvements Agreement. Tenant shall not be required to commence its business activities in the Premises, nor shall any rental obligations commence under the lease until Landlord's Work has been completed.

                  In the event Landlord has not completed Landlord's Work thirty
(30) days after Tenant has completed its Tenant Improvements, subject to postponement in accordance with the provisions of paragraph 11 of this Leasehold Improvements Agreement, Landlord agrees that Tenant shall be entitled to an additional one (1) day of free rent for each day beyond said thirty (30) day period, until Landlord has given to Tenant the Final Completion Notice. Subject to the provisions of paragraph 10 of this Leasehold Improvements Agreement, such free rent shall constitute liquidated damages and the sole remedy of Tenant for the delay in possession, and Tenant hereby waives any claim against Landlord for any consequential or other damages or losses incurred by reason of any such delay. Such free rent shall be applied as soon as possible after the date on which rental otherwise becomes payable under the Lease. As used in this Leasehold Improvements Agreement, the term "free rent" shall mean a forgiveness of the Land Rent, as prorated on a daily basis for the period described.

                  Upon the completion of Landlord's Work, Landlord shall give Tenant written notice of such completion (the "Final Completion Notice"), and Tenant shall be deemed to have fully accepted Landlord's Work as satisfactorily completed in accordance with all requirements of this Leasehold Improvements Agreement and shall further be deemed to have waived any defects in Landlord's Work, except to the extent that:

                  (i) Tenant shall furnish Landlord with a list (the "Punch List") within thirty (30) days after the receipt by Tenant of the Final Completion Notice, which Punch List shall specify the items of construction which have not been completed, and

                  (ii) Tenant shall furnish Landlord with a list (the "Defect List") within one (1) year the date of receipt of the Final Completion Notice specifying any defects in the construction of Landlord's Work which were discovered prior to the end of such one (1) year period.

                  Landlord shall promptly undertake and complete the repair of each of the items on the Punch List and the Defect List, except those, if any, which do not have a material adverse affect upon the use, appearance or safety of the Demised

Premises by Tenant. Nothing in this paragraph 9 shall be deemed to affect or limit the obligations of Landlord to repair or maintain the structural components or any other portions of the Buildings which Landlord is required to repair or maintain under the provisions of the Lease.

         10.      Termination.

                  In the event that a grading permit for grading of the site is not issued by September 15, 1991, or in the event substantial Site Work has not commenced by October 15, 1991, or in the event that a building permit for the construction of the Building is not issued by December 31, 1991, Tenant may terminate all of the obligations under this Agreement and the Lease by written notice to Landlord delivered within five (5) days thereafter. If the permit is not issued or if construction is not commenced by such dates, and if Tenant elects to terminate this Lease, the obligations of the parties under this Agreement and the Lease shall terminate.

         11.      Delays.

                  (a) Tenant Caused Delays. If a delay shall occur in the substantial completion of construction as the result of:

                           (i)  any   delay   of   Tenant   in   approving   any
modifications to the Shell Plans or Specifications submitted to Tenant for its approval;

                           (ii) any  request by Tenant that  Landlord  delay any
element, or the completion, of construction;

                           (iii) any request for a change by Tenant in the Shell
Plans and Specifications or the plans and specifications for the tenant improvements;

                           (iv)  any   breach  or   default  by  Tenant  in  the
performance  of  Tenant's   obligations   under  the  Lease  or  this  Leasehold
Improvements Agreement;

                           (v) any  interference  by  Tenant  or its  agents  or
contractors with the prosecution by Landlord of its work;

                           (vi) any  reasonably  necessary  displacement  of any
construction from its place in Landlord's construction schedule resulting from any of the causes for delay described above and the fitting of such construction back into such schedule; or

                           (vii) any delay in  obtaining  any approval or permit
from the City of San Rafael or any other governmental entity or any utility company or district resulting from any other delay referred to in this paragraph
11. (a); then:

                                    a.  any  such   delay  in  the   substantial
completion of construction shall extend all dates for the completion by Landlord of ail or any part of its work by one (1) day for each day of such delay;

                                    b. Tenant shall  reimburse  Landlord  within
thirty (30) days from demand for all reasonable additional costs incurred by Landlord as a result of such delays (including, without limitation, increased design costs, increased construction costs and increased financing costs arising by reason of the resulting delays, if any, in the construction schedule); and,

                                    c. the  Delivery  Date and the  Commencement
Date shall each be deemed to have occurred one (1) day sooner than the day upon which the conditions for the occurrence of each such date are actually fulfilled for each day of such delay. Landlord shall notify Tenant in writing of the existence of any of the above delays of which Landlord has knowledge within ten
(10) business days after the event causing the commencement of such delay occurs. In the event that Landlord fails to give such a notice to Tenant within ten (10) business days of the commencement of such delay, then the delay shall be deemed to have commenced on the date upon which such notice is actually given. Landlord shall use Landlord's reasonable efforts to minimize the length of any such delay.

                  (b) Other Delays. In the event that Landlord shall be delayed in or prevented from the performance of any act by reason of strikes, lockouts, unusual delays in transportation, unavailability of materials, acts or omissions of contractors and subcontractors, failure or unavailability of power, unavailability of fuel, restrictive governmental laws or regulations, fire or other casualty, inclement weather, riots, insurrections, the act, failure to act or default of the other party, war or other reason beyond its control, then performance of such act shall be excused for the period of the delay and the period for the performance of such act shall be extended for a period equivalent to the period of such delay. Notwithstanding the foregoing, lack of funds shall not be deemed to be a cause beyond the control of Landlord.

         12. Disputes. Any dispute arising under this Agreement (including without limitation any dispute as to the cost or duration of a Tenant Caused Delay) shall be determined by arbitration in accordance with the construction arbitration rules of the American Arbitration Association.

         13. Notices. Any notice or other communication which either party hereto shall desire or be required to give pursuant to the provisions of this Leasehold Improvements Agreement shall be given and deemed received in the manner provided in Article 19 of the Lease.

         14.      Assignment.

                  (a) By Tenant. This Agreement and Tenant's rights hereunder shall not be assigned by Tenant except to a permitted assignee of ail of Tenant's rights under the Lease, and any other purported assignment by Tenant shall be null and void and of no force and effect.

                  (b) By Landlord. This Agreement and Landlord's rights hereunder shall not be assigned by Landlord except to a successor to Landlord's title to the Project and any other purported assignment by Landlord shall be null and void and of no force and effect; provided, however, that nothing contained in this Section shall apply to nor restrict Landlord from executing and delivering any collateral assignment, pledge or security interest which is granted in connection with any financing secured by a lien against the Project.

                  (c) Written Agreement. If a party shall duly assign its rights hereunder, the assignee shall execute, acknowledge and deliver to the other party an agreement in form and substance reasonably satisfactory to the other party whereby the assignee shall assume the obligations of this Agreement on the part of the assignor to be performed or observed.

         15.      Waiver of Certain Remedies.

                  (a) No Offset. No sum payable to Tenant as the result of any breach or default by Landlord under this Agreement shall be deducted from or offset against any minimum rent or additional rent or other sums payable under the Lease, and no such breach or default by Landlord under this Agreement shall excuse Tenant from the performance of any of its obligations under the Lease or relieve Tenant of any of its liabilities thereunder. Nothing in this subparagraph (a) shall be deemed to affect any express right of Tenant to terminate the Lease in accordance with the provisions of this Leasehold Improvements Agreement.

                  (b) No Consequential Damages. Any failure by Landlord to complete the Project shall not give rise to any claim or cause of action or remedy other than as set forth in this Leasehold Improvement Agreement. Tenant waives all claims for consequential or other damages arising from any such failure.

         16.      Limitation on Landlord Liability.

                  (a) Basic Limitation. Except as otherwise provided in below in this paragraph 16, if Landlord shall fail to perform any covenant, term or condition of this Leasehold Improvements Agreement on Landlord's part to be performed, and as a consequence of its default, Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied solely out of:

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

                           (i) the proceeds of sale received  upon  execution of
such judgment levied against the right, title and interest of Landlord in the Project;

                           (ii)  the  rents  or other  income  from the  Project
receivable (but not received) by Landlord;

                           (iii) the consideration received by Landlord from the
sale or other disposition of all or any part of Landlord's right, title and interest in and to the Project; and,

                           (iv) any  condemnation  awards or insurance  proceeds
receivable in respect of the Project.

                  (b) No Personal Liability. It is expressly understood and agreed that neither Landlord nor any employee or partner in or of Landlord shall be personally liable for any deficiency if the proceeds of the sale or disposition of Landlord's interest in the Project is insufficient for the payment of any such judgment, and Tenant shall not institute any further action, suit, or similar demand against Landlord, or any employee or partner of Landlord, for or on the account of such deficiency. The foregoing notwithstanding, Tenant may seek to recover any consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title and interest in and to said property and any condemnation awards or insurance proceeds thereafter received by Landlord or any partner of Landlord, provided that any action to recover such proceeds is commenced by the filing of a complaint and the service of summons within ninety (90) days of the receipt by Tenant of actual notice of a sale or disposition of the Project by Landlord.

                  (c) Effect of Limitation. The limitations set forth in this paragraph 16 shall not apply to Tenant's right to recover liquidated damages as provided in paragraph 5 above.

         17. Conflicts and Conformity with Lease. To the extent which this Agreement fails to provide the rights and obligations of Landlord and Tenant relative to any matter, the rights and obligations of Landlord and Tenant relative to such matters shall be governed by the Lease. If there shall be any conflict between this Agreement and the Lease, the provisions of this Agreement shall prevail.

         18. Attorney Fees. Each party shall pay to the other all amounts for costs, including, but not limited to, the other party's attorneys fees and amounts paid to any collection agency, or reasonably incurred by the other party in connection with any breach or default beyond applicable grace and notice periods by the first party under this Leasehold Improvements Agreement or incurred in order to enforce the terms or provisions of this Leasehold Improvements Agreement. Such amounts shall be payable within thirty (30) days of demand. In addition, if any action shall be instituted by either Landlord or Tenant for the enforcement or interpretation of any of its rights or remedies in

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

or under this Lease, the prevailing party shall be entitled to recover from the losing party all costs incurred by the prevailing party in said action and any appeal therefrom, including reasonable attorneys fees and costs to be fixed by the court or arbitrators therein. In the event Landlord or Tenant is made a party to any litigation between the other party and any third party, then the other party shall pay all costs and attorneys fees incurred by or imposed upon the first party in connection with such litigation; provided, however, if the first party is ultimately held to be liable, then the first party shall reimburse the other party for the cost of any attorneys fees paid by the other party on behalf of the first party.

         19. Waiver. Waiver by a party of any breach of any term, covenant or condition contained in this Leasehold Improvements Agreement shall not be deemed to be a waiver of such term, covenant or condition or of any subsequent breach of the same or of any other term, covenant, or condition contained in this Agreement. A party's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of a party's consent to, or approval of, any subsequent act by the other party. The acceptance by a party of rent or other sums payable under the Lease by the other party in amounts less than that owed by the other party shall not be deemed a waiver of the amounts not paid or a waiver of any other breach or default under this Agreement or the Lease, other than failure of the other party to pay the particular rent or other sum so accepted, regardless of the first party's knowledge of such preceding breach at the time of acceptance of such rent, or sum equivalent to rent.

         20. Captions. The captions of the paragraphs of this Leasehold Improvements Agreement are for convenience of reference only, are not a part of this Leasehold Improvements Agreement, and shall not be deemed in any way to define or limit the terms and provisions of the paragraph to which they refer.

         21. Governing Law. This Leasehold Improvements Agreement shall be construed and enforced in accordance with the laws of the State of California.

         22. Miscellaneous Matters.

                  (a) Covenants and Conditions. The covenants of Tenant set forth in this Leasehold Improvements Agreement shall be deemed also to be conditions.

                  (b) Relationship of Landlord and Tenant. Nothing in this Leasehold Improvements Agreement shall be deemed or construed as creating a partnership, joint venture or agency between Tenant and Landlord or any relationship between them other than that of landlord and tenant.

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

         IN WITNESS WHEREOF, the parties have entered into this agreement upon the date above written.

LANDLORD:                                   TENANT:

111 PARTNERS                                FAIR, ISAAC AND COMPANY, INC.


By:________________________________         By:_________________________________
        Michael J. Smith

Date:______________________________         Date:_______________________________

By:________________________________
          Roger A. Smith

Date:______________________________

By:________________________________

Date:______________________________

                                   SCHEDULE A
                         SHELL PLANS AND SPECIFICATIONS

                              111 Smith Ranch Road
                             San Rafael, California

--------------------------------------------------------------------------------

1.       GENERAL PROVISIONS:

         a. Shell plans and Specifications shall be subject to applicable governmental codes and ordinances.

         b. The building shell shall have the approximate dimensions shown on Exhibit C, Floor Plan, attached to this Lease.

         c. All work not described herein shall be considered tenant improvements and shall be constructed by tenant as provided for in the Leasehold Improvements Agreement.

         d. The atrium/lobby, bathrooms, janitor closet(s), mechanical rooms, both staircases and elevator shall be completed with all necessary finishes as part of the shell construction.

2.       LANDSCAPING & SITE WORK:

         To be completed in accordance with plans and specifications already prepared and submitted to the City of San Rafael by Glanville & Associates, Oberkamper and Associates, and Forsher & Guthrie. Tenant acknowledges receipt of a copy of said clans and its approval thereof.

3.       FOUNDATIONS:

         As required by the Geotechnical Report, 101, 111 Smith Ranch Road (Parcel 3), San Rafael, California, dated January 11, 1991, prepared by Miller Pacific Engineering Group. Tenant acknowledges receipt of a copy of said report.

         a. Continuous exterior footings with isolated column footings on compacted fill.

         b.       Additional   footings  may  be  required   for   architectural
                  features.

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

4.       SUBSTRUCTURE:

         a.       Slab  on  grade:   Minimum  of  5"  thick,   reinforced   with
                  reinforcing bars (not welded wire mesh) over a membrane vapor barrier and above a compacted aggregate base.

5.       SUPERSTRUCTURE:

         a.       Columns,  beams and brace  frames;  tubular  steel.  Roofs and
                  Floors:  Wood  frame  of  purlins,   sub-purlins  and  plywood
                  diaphragms.

         b. Lateral steel brace frames will be exposed as necessary on both levels. Steel columns will be located along exterior window line, aligned with window mullions where feasible.

         c.       Floor has been designed for the following load conditions:

                  Live loads:                        50 pounds per square foot
                           Partitions:               10 pounds per square foot

                  Deadloads:
                           Structure                 13 pounds per square foot
                           Gypcrete                  13 pounds per square foot
                           Misc.                      4 pounds per square foot
                  TOTAL:                            100 pounds per square foot
                  ------------------------------------------------------------

6.       EXTERIOR CLOSURE:

         a. Exterior walls: Framing: 2'x6' wood studs and/or 2'x4' metal studs and plywood sheathing; Finish: Exterior insulation finish system (Drivit or other similar system), 6" thick, with a fine uniform texture, grey (exact color to be determined). This system will provide for all required wall insulation.

         b. Glazing: Continuous butt-joint glass (at exterior), 5'-6" high, sealed at each joint. All frames to be Medium Bronze, anodized. All glazing to be tinted light gray and windows shall be double paned on the south and west sides of the building. All doors and windows at the main and easterly accesses to the building will be a storefront system, finished similarly to the glazing system. The lobby glazing will not be double paned.

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

         c. Light weight metal trim elements to be fabricated of aluminum, painted finish.

7.       ROOFING:

         a.       Roof covering; multi-ply built-up with granular ballast.

         b. Insulation; roll type batt insulation will be incorporated between roof framing members.

8.       CONVEYING:

         a.       One  completed  hydraulic   passenger   elevator.   Must  meet
                  California Title 24 Accessibility Standards.

9.       MECHANICAL:

         a. Plumbing; completed men's and women's toilet rooms will be on each floor. The men's room will-be furnished with one handicap toilet, one handicap height urinal, one standard height urinal and two handicap lavatories set in a counter. The womens' room will be furnished with one handicap toilet, one standard toilet and two handicap lavatories set in a counter.

         b. Fire Protection: A fire sprinkler system for office hazard shall be installed with distribution and coverage necessary for shell space and for completed bathrooms, lobbies, and stairwells, and mechanical room. Said system to include an alarm system as required by municipal codes.

         c. HVAC: Multiple zone package system (Variable-air-volume). Base equipment shall be roof mounted, and connected to utilities, and distributed to shell space. If the HVAC system is changed from these specifications at the request of Tenant, any increased cost shall be deleted from the budget for tenant improvements.

10.      ELECTRICAL:

         a. Service and distribution; 1,600 amp service, panel board and feeders shall be installed. Tenant may increase the size of said service with any increased cost to be deleted from the budget for tenant improvements.

         b. Special Electrical: Alarm systems and emergency lighting as required

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

                  by codes and conditions of approval for completed shell. Cable TV and telephone conduits will be provided from right-of-way to the mechanical room.


11.      INTERIOR CONSTRUCTION:

         a. Interior doors: Janitor closet, mechanical room, bathrooms, fire doors as required for shell.

         b. Wall finishes. Lobby: combination of paint and vinyl wall covering. Toilet rooms: ceramic tile and paint. Secondary staircase: Painted sheet rock. Mechanical Room: unpainted sheetrock.

         c. Floor finishes: Lobby and secondary exit: combination of carpet and tile. Toilet rooms: ceramic tile. Easterly stairs: glue down commercial carpet.

         d. Ceiling finishes. Lobby areas and toilet rooms, "5/8" gypsum board, painted.

12.      OTHER:

         a. Complete shell shall be left free of debris and broom clean at completion by shell contractor.

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